    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 21, 2006


                                                     REGISTRATION NOS. 033-08122
                                                                       811-04805
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


            REGISTRATION STATEMENT UNDER
               THE SECURITIES ACT OF 1933                                [X]
              Post-Effective Amendment No. 57                            [X]
                                          and
            REGISTRATION STATEMENT UNDER
               THE INVESTMENT COMPANY ACT OF 1940                        [X]
              Amendment No. 58                                           [X]


                            VAN KAMPEN EQUITY TRUST
        (Exact Name of Registrant as Specified in Declaration of Trust)

             1221 Avenue of the Americas, New York, New York 10020
              (Address of Principal Executive Offices) (Zip Code)

                                 (212) 762-5260
              (Registrant's Telephone Number, including Area Code)

                             AMY R. DOBERMAN, ESQ.
                               Managing Director
                          Van Kampen Investments Inc.
                          1221 Avenue of the Americas
                            New York, New York 10020
                    (Name and Address of Agent for Service)

                            ------------------------

                                   Copies to:

                            CHARLES B. TAYLOR, ESQ.
                    Skadden, Arps, Slate, Meagher & Flom LLP
                             333 West Wacker Drive
                            Chicago, Illinois 60606
                                 (312) 407-0700
                            ------------------------

     Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

     It is proposed that this filing will become effective:

          [ ] immediately upon filing pursuant to paragraph (b)


          [ ] on (date) pursuant to paragraph (b)



          [X] 60 days after filing pursuant to paragraph (a)(1)


          [ ] on (date) pursuant to paragraph (a)(1)

          [ ] 75 days after filing pursuant to paragraph (a)(2)

          [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

     If appropriate check the following box:
          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $0.01 per share.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE


  This Post-Effective Amendment No. 57 to the Registration Statement contains one Class I Shares and Class R Shares Prospectus and one Statement of Additional Information describing the Van Kampen Aggressive Growth Fund, a series of the Registrant. This Amendment is not intended to amend the prospectuses and statements of additional information of other series of the Registrant. The Registration Statement is organized as follows:


  Facing Page


  Class I Shares and Class R Shares Prospectus relating to Van Kampen Aggressive Growth Fund



  Statement of Additional Information relating to Van Kampen Aggressive Growth Fund


  Part C Information

  Exhibits


  No changes are being made to the Class A Shares, Class B Shares and Class C Shares Prospectus of Van Kampen Aggressive Growth Fund and no changes are being made to the Prospectuses and Statements of Additional Information of the following: (i) Van Kampen Small Company Growth Fund of the Registrant included in Post-Effective Amendment No. 34 to the Registration Statement, filed with the Commission on January 21, 2000, (ii) Van Kampen Asset Allocation Conservative Fund, Van Kampen Asset Allocation Moderate Fund or Van Kampen Asset Allocation Growth Fund of the Registrant included in Post-Effective Amendment No. 55 to the Registrant, filed with the Commission on July 6, 2006 and (iii) Van Kampen Leaders Fund, Van Kampen Mid Cap Growth Fund, Van Kampen Select Growth Fund, Van Kampen Small Cap Growth Fund, Van Kampen Small Cap Value Fund, Van Kampen Utility Fund or Van Kampen Value Opportunities Fund of the Registrant each of which is included in Post-Effective Amendment No. 56 to the Registration Statement, filed with the Commission on July 26, 2006.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



SUBJECT TO COMPLETION -- DATED AUGUST 21, 2006



                                         MUTUAL FUNDS

                                         Van Kampen
                                         Aggressive Growth Fund

                                         ---------------------------------------
                                         This Prospectus is dated

                                         October     , 2006


                                         CLASS I SHARES

                                         CLASS R SHARES


     (VAN KAMPEN INVESTMENTS SHINE LOGO)

                                        Van Kampen Aggressive Growth Fund's
                                        investment objective is to seek
                                        capital growth. The Fund's investment
                                        adviser seeks to achieve the Fund's
                                        investment objective by investing
                                        primarily in common stocks and other
                                        equity securities of small- and
                                        medium-sized growth companies.

                                        Shares of the Fund have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.

Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Principal Investment
Strategies and Risks........................................   7
Investment Advisory Services................................  12
Purchase of Shares..........................................  13
Redemption of Shares........................................  16
Distributions from the Fund.................................  17
Shareholder Services........................................  17
Frequent Purchases and Redemptions of Fund Shares...........  18
Federal Income Taxation.....................................  18
Disclosure of Portfolio Holdings............................  20
Financial Highlights........................................  21


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Table of Contents

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital growth.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities of companies that the Fund's investment adviser believes have an above-average potential for capital growth. The Fund's investment adviser uses a bottom-up stock selection process seeking attractive growth opportunities on an individual company basis. The Fund's investment adviser believes that stock prices are driven by expected earnings growth, the expected long-term sustainability of that growth and the market's valuation of those factors. Therefore, in selecting securities for investment, the Fund's investment adviser seeks those companies that it believes are currently mispriced based on growth expectations and the sustainability of that growth in the market. The Fund's investment adviser generally sells securities of a company when it believes the company's growth potential, and/or the sustainability of that growth, flattens or declines. The Fund focuses primarily on equity securities of small- and medium-sized companies, although the Fund may invest in securities of larger-sized companies that the Fund's investment adviser believes have an above-average potential for capital growth.

The Fund may invest up to 25% of its total assets in securities of foreign issuers. The Fund may invest up to 10% of its assets in equity real estate investment trusts ("REITs"). The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts (collectively, also referred to in this Prospectus as Strategic Transactions), for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in common stocks and other equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of the Fund's investments will vary and at times may be lower or higher than that of other types of investments.

The Fund emphasizes a growth style of investing and focuses primarily on small- and medium-sized companies. The market values of such securities may be more volatile than other types of investments. The returns on such securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. During an overall stock market decline, stock prices of small- and medium-sized companies often fluctuate more and may fall more than stock prices of larger-sized, more established companies. It is possible that the stocks of small- and medium-sized companies will be more volatile and underperform the overall stock market. Historically, stocks of small- and medium-sized companies have sometimes gone through extended periods when they did not perform as well as stocks of larger-sized companies.

The Fund may from time to time emphasize certain sectors of the market. To the extent the Fund invests a significant portion of its assets in securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

RISKS OF AGGRESSIVE GROWTH STOCKS. Companies that the Fund's investment adviser believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

FOREIGN RISKS. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation, and trading and foreign taxation issues. The Fund may also invest in issuers in developing or emerging market countries, which are subject to greater risks than investments in securities of issuers in developed countries.

RISKS OF INVESTING IN REAL ESTATE INVESTMENT TRUSTS ("REITS"). Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and options on futures contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.


                                INVESTOR PROFILE

In light of the Fund's investment objective and principal investment strategies, the Fund may be appropriate for investors who:

- Seek capital growth over the long-term

- Do not seek current income from their investment

- Are willing to take on the increased risks of investing in small- and medium-sized companies

- Can withstand substantial volatility in the value of their shares of the Fund

- Wish to add to their investment portfolio a fund that invests primarily in common stocks of small- and medium-sized growth companies

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class I Shares over the five calendar years prior to the date of this Prospectus. Remember that past performance of the Fund is not indicative of its future performance.


[BAR GRAPH]

                                                                     CLASS I SHARES' ANNUAL RETURN
                                                                     -----------------------------
2001                                                                            -39.60
2002                                                                            -33.73
2003                                                                             39.55
2004                                                                             15.38
2005                                                                             11.17


The Fund's return for the nine-month period ended September 30, 2006 for Class I
Shares was      %. As a result of market activity, current performance may vary from the figures shown.



The annual returns of the Fund's Class R Shares would have similar variability from year to year as shown in the preceding chart for Class I Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of Class R Shares will differ from the annual returns shown for the Fund's Class I Shares because of differences in the expenses borne by each class of shares.


During the five-year period shown in the bar chart, the highest quarterly return for Class I Shares was 19.06% (for the quarter ended June 30, 2003) and the lowest quarterly return for Class I Shares was -29.05% (for the quarter ended March 31, 2001).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Russell Midcap Growth Index*, a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.



In addition to before tax returns, the table shows after tax returns for the Fund's Class I Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund's Class R Shares will vary from the Class I Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2005 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance

(before and after taxes) of the Fund is not indicative of its future performance.


    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED                  PAST     PAST       SINCE
    DECEMBER 31, 2005**           1 YEAR   5 YEARS   INCEPTION
------------------------------------------------------------------
    Van Kampen Aggressive
    Growth Fund -- Class I
    Shares
      Return Before Taxes         11.17%   -6.45%     -10.20%(1)
      Return After Taxes
      on Distributions            11.17%   -6.45%     -10.99%(1)
      Return After Taxes on
      Distributions and Sale of
      Fund Shares                  7.26%   -5.37%      -8.54%(1)
    Russell Midcap Growth Index*  12.10%    1.38%      -2.39%(2)
...................................................................


Return information is provided since: (1) 10/16/00, (2) 10/31/00.

* The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index includes the 800 smallest companies in the Russell 1000 Index, which in turn consists of the 1,000 largest U.S. companies based on total market capitalization.


** Class R Shares of the Fund have not commenced operations as of October 31, 2006 and therefore do not have a full calendar year of return information to report. The returns shown in the Comparative Performance chart above are for Class I Shares of the Fund. Although all of the Fund's shares are invested in the same portfolio of securities, the actual annual returns of Class R Shares will differ from the annual returns shown for Class I Shares because of differences in expenses borne by each class of shares. Return information for the Fund's Class R Shares will be shown in the Comparative Performance chart in future prospectuses offering the Fund's Class I Shares and Class R Shares after the Fund's Class R Shares have a full calendar year of information to report.


Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                     CLASS I      CLASS R
                                     SHARES       SHARES
-------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
-------------------------------------------------------------
Maximum sales charge (load) imposed
on purchases                          None         None
..............................................................
Maximum deferred sales charge
(load)                                None         None
..............................................................
Maximum sales charge (load) imposed
on reinvested dividends               None         None
..............................................................
Redemption fee(1)                     2.00%        2.00%
..............................................................
Exchange fee(1)                       2.00%        2.00%
..............................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended March
31, 2006)
-------------------------------------------------------------
Management fees                       0.70%          %
..............................................................
Distribution and/or service (12b-1)
fees                                  None         %(2)
..............................................................
Other expenses                        0.40%          %
..............................................................
Total annual fund operating
expenses                              1.10%          %
..............................................................


(1) The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within seven days of purchase. See "Redemption of Shares" for more information on when the fees apply.


(2) Class R Shares are subject to a combined annual distribution and service fee of up to 0.50% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class I Shares           $112      $350       $606       $1,340
....................................................................
Class R Shares           $         $          $          $
....................................................................


Investment Objective,
Principal Investment
Strategies and Risks

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek capital growth. Any income received from the investment of portfolio securities is incidental to the Fund's investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.

                              PRINCIPAL INVESTMENT
                              STRATEGIES AND RISKS

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities that the Fund's investment adviser believes have an above-average potential for capital growth. In selecting securities for investment, the Fund focuses primarily on equity securities of small- and medium-sized companies, although the Fund may invest its assets in securities of larger-sized companies that the investment adviser believes have an above-average potential for capital growth. Under current market conditions, the Fund's investment adviser generally defines small- and medium-sized companies by reference to those companies up to the capitalization range of companies represented in the Russell Midcap Index (which consists of companies up to the capitalization range of approximately $16.4 billion as of June 30, 2006). Investments in such companies may offer greater opportunities for capital growth than larger, more established companies, but also may involve special risks. The Fund may invest in securities that have above-average volatility of price movement. Because prices of common stocks and other equity securities fluctuate, the value of an investment in the Fund will vary based upon the Fund's investment performance.

The Fund's primary approach is to seek what the Fund's investment adviser believes to be attractive growth opportunities on an individual company basis. The Fund's investment adviser uses a bottom-up disciplined style of investing that emphasizes the analysis of individual stocks rather than economic and market cycles. The Fund's investment adviser relies on its research capabilities and company/analyst meetings in reviewing companies. The Fund's investment adviser believes that stock prices are driven by expected earnings growth, the expected long-term sustainability of that growth and the market's valuation of those factors. Therefore, in selecting securities for investment, the Fund's investment adviser seeks those companies that it believes are currently mispriced based on growth expectations and the sustainability of that growth in the market. The Fund generally seeks companies that appear to be positioned to produce an attractive level of future earnings through the development of new products, services or markets or as a result of changing markets or industry conditions.

The companies and industries in which the Fund invests will change over time depending on the assessment of the Fund's investment adviser of growth opportunities. Although the Fund will limit its investments to 25% of its total assets in any single industry, a significant portion of the Fund's assets may be invested in securities of companies in the same sector of the market. This may occur, for example, when the Fund's investment adviser believes that several companies in the same sector each offer attractive growth opportunities. To the extent that the Fund invests a significant portion of its assets in a limited number of market sectors, the Fund will be more susceptible to economic, political, regulatory and other factors influencing such sectors.

The Fund does not limit its investments to any single group or type of security. The Fund may invest in unseasoned issuers and in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant upon one or a few key people, special products and techniques, limited or cyclical product lines, services, markets or resources, or unusual developments, such as acquisitions, mergers, liquidations, bankruptcies or leveraged buyouts. Investments in unseasoned companies or companies with special circumstances often involve much greater risks than are inherent in other types of investments because securities of such companies may be more likely to experience unexpected fluctuations in price. In addition, investments made in anticipation of future events may, if the events are delayed or never achieved, cause stock prices to fall.

Although the Fund may invest in companies of any size, the Fund focuses primarily on small- and medium-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized, more established companies. Thus, the Fund may be subject to greater risk than that assumed through investment in the securities of larger-sized, more established companies. In periods of increased market volatility, the Fund may invest a greater portion of its assets in the equity securities of larger-sized companies.

The Fund may dispose of a security whenever, in the opinion of the Fund's investment adviser, factors indicate it is desirable to do so. The Fund's investment adviser generally sells securities of a company when it believes the company's growth potential, and/or the sustainability of that growth, flattens or declines. Other factors may include changes in the company's operations or relative market performance, changes in the appreciation possibilities offered by individual securities, changes in the market trends or other factors affecting an individual security, changes in economic or market factors in general or with respect to a particular industry, and other circumstances bearing on the desirability of a given investment.

The Fund invests primarily in common stocks and also may invest in other equity securities, including preferred stocks, warrants and securities convertible into common stocks.

COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights typically have a substantially shorter term than do warrants. Rights and warrants may be considered more speculative and less liquid than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. Rights and warrants may lack a secondary market.

DEBT SECURITIES. The Fund also may invest in debt securities of various maturities considered investment grade at the time of investment. A subsequent reduction in rating does not require the Fund to dispose of a security. Investment grade securities are securities rated BBB or higher by Standard & Poor's ("S&P") or rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or comparably rated by any other nationally recognized statistical rating organization or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher-rated securities. The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. The market prices of longer-term debt securities generally tend to fluctuate more in response to changes in interest rates than shorter-term debt securities.

REITS. The Fund may invest up to 10% of its assets in REITs. REITs pool investors' funds for investment primarily in commercial real estate properties or real-estate related loans. REITs generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs. REITs are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs depend upon specialized management skills, may not be diversified (which may increase the volatility of the REIT's value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). REITs are subject to the risk of failing to qualify for tax-free pass-through of income under the Code. In addition, investment in REITs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by REITs in which it invests.

                             RISKS OF INVESTING IN
                         SECURITIES OF FOREIGN ISSUERS

The Fund may invest up to 25% of its total assets in securities of foreign issuers. Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in securities of foreign issuers present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on income or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Securities of foreign issuers may not be as liquid and may be more volatile than comparable securities of domestic issuers.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of foreign exchanges, brokers and dealers than there is in the United States, the Fund may experience settlement difficulties or delays not usually encountered in the United States.

Delays in making trades in securities of foreign issuers relating to volume constraints, limitations or restrictions, clearance or settlement procedures, or otherwise could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

The Fund may invest in securities of issuers determined by the investment adviser to be in developing or emerging market countries. Investments in securities of issuers in developing or emerging market countries are subject to greater risks than investments in securities of developed countries since emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable than developed countries.

In addition to the increased risks of investing in securities of foreign issuers, there are often increased transaction costs associated with investing in securities of foreign issuers, including the costs incurred in connection with converting currencies, higher foreign brokerage or dealer costs and higher settlement costs or custodial costs.

Since the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may invest in securities of foreign issuers in the form of depositary receipts. Depositary receipts involve substantially identical risks to those associated with direct investment in securities of foreign issuers. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

                             STRATEGIC TRANSACTIONS

The Fund may, but is not required to, use various investment Strategic Transactions described below to facilitate portfolio management and to seek to mitigate risks. Although the Fund's investment adviser seeks to use these transactions to achieve the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps, or options on currencies or currency futures contracts. Collectively, all of the above are referred to as "Strategic Transactions."

The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, protect against changes in currency exchange rates, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instrument. Furthermore, the ability to successfully use Strategic Transactions depends on the ability of the Fund's investment adviser to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can otherwise realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, amounts paid as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

The Fund complies with applicable regulatory requirements when implementing Strategic Transactions, including the segregation of cash and/or liquid securities on the books of the Fund's custodian, as mandated by SEC rules or SEC staff positions. A more complete discussion of Strategic Transactions and their risks is contained in the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained by investors free of charge as described on the back cover of this Prospectus.

                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may purchase and sell securities on a when-issued and delayed delivery basis. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The value or yield generally available on comparable securities when delivery occurs may be higher than the value or yield on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when-issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

The Fund may invest up to 15% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Fund's investment adviser believes the potential for capital growth has lessened, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate. The Fund's portfolio turnover rate is reported in the section entitled "Financial Highlights."

TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks and in investment grade corporate debt securities. Under normal market conditions, the potential for capital growth on these securities will tend to be lower than the potential for capital growth on other securities that may be owned by the Fund. In taking such a defensive position, the Fund would temporarily not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $ billion under management or supervision as of September 30, 2006. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor"), is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $500 million           0.75%
...................................................
    Next $500 million            0.70%
...................................................
    Over $1 billion              0.65%
...................................................

Applying this fee schedule, the Fund's effective advisory fee rate was 0.70% of the Fund's average daily net assets for the Fund's fiscal year ended March 31, 2006. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

Both the 1940 Act and the terms of the Fund's Advisory Agreement require that any investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately. On May 22, 2006, the Board of Trustees, and the independent trustees voting separately, last determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the interests of the Fund and its shareholders; and a discussion regarding the basis for the Board of Trustees' approval of such Advisory Agreement will be included in the Fund's next semi-annual period ended September 30, 2006, which will be available in November 2006.

PORTFOLIO MANAGEMENT. The Fund is managed by members of the Adviser's Multi-Cap Growth team. The Multi-Cap Growth team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Gary M. Lewis, a Managing Director of the Adviser, Dudley Brickhouse, Janet Luby and Matthew Hart, each an Executive Director of the Adviser, and Scott Miller, a Vice President of the Adviser.

Mr. Lewis has been associated with the Adviser in an investment management capacity since 1986 and joined the team managing the Fund in 1996. Mr. Brickhouse has been associated with the Adviser in an investment management capacity since 1997 and joined the team managing the Fund in 1997. Ms. Luby has been associated with the Adviser in an investment management capacity since 1995 and joined the team managing the Fund in 1996. Mr. Hart has been associated with the Adviser in an investment management capacity since 1997 and joined the team managing the Fund in 2000. Mr. Miller has been associated with the Adviser in an investment management capacity since 2001 and joined the team managing the Fund in 2001.

Mr. Brickhouse is the lead manager of the Fund. Members of the team collaborate to identify investments which fit the team's criteria. Mr. Brickhouse is responsible for the execution of the overall strategy of the Fund.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL


This Prospectus offers Class I Shares and Class R Shares of the Fund. (Prior to July 30, 2004, Class I Shares of the Fund were designated as Class D Shares. All issued and outstanding Class D Shares were redesignated as Class I Shares as of that date.) Class I Shares are offered without any sales charges on purchases or sales and without any distribution (12b-1) fee and service fee. Class I Shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars and (iii) institutional clients with assets of at least one million dollars.



Class R Shares are offered without any sales charges on purchases or sales. Class R Shares are subject to distribution (12b-1) fees and service fees as described herein. Class R Shares are available for purchase exclusively by investors through certain tax-exempt retirement plans (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.



Class I Share and Class R Share participants in tax-exempt retirement plans must contact the plan's administrator to purchase shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Class I Share participants in fee-based investment programs should contact the program's administrator or their financial adviser to purchase shares. Transactions generally are effected on behalf of a tax-exempt retirement plan participant by the administrator or a custodian, trustee or record keeper for the plan and on behalf of a fee-based investment program participant by their administrator or financial adviser. Class I Shares institutional clients may purchase shares either directly or through an authorized dealer.


Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different conversion rights or shareholder servicing options.

                              PRICING FUND SHARES


The offering price of the Fund's shares is based upon the Fund's next determined net asset value per share of each class of the Fund's shares after an order is received timely by the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly-owned subsidiary of Van Kampen Investments, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Differences in net asset values per share of the Class I Shares and Class R Shares are generally expected to be due to the daily expense accruals of the higher distribution and service fees and transfer agency costs applicable to Class R Shares and the differential in dividends that may be paid on each class of shares.



The net asset value per share is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.


Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and
(ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Annual Report.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund's net asset value was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Fund's Board of Trustees, an effect of which may be to foreclose opportunities available to market timers or short-term traders. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and asked price of such currencies against the U.S. dollar as quoted by a major bank.


                       DISTRIBUTION PLAN AND SERVICE PLAN



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to Class R Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to Class R Shares. Under the Distribution

Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to Class R Shareholders and the maintenance of shareholder accounts. Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.50% per year of the Fund's average daily net assets with respect to Class R Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class R Shares of the Fund.



Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to Class R Shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with Class R Shares.



Class I Shares of the Fund are not subject to a distribution fee or service fee.


                               HOW TO BUY SHARES

The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1221 Avenue of the Americas, New York, New York 10020. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, who will submit orders to Investor Services.

The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.

The offering price for shares is based upon the next determined net asset value per share after an order is received timely by Investor Services. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund's or the Distributor's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. As used herein, "Participating Funds" refers to Van Kampen investment companies advised by the Adviser and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact their authorized dealer, administrator or financial adviser.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (less any applicable redemption fee or exchange fee) or take any other action required by law.

Redemption of Shares

 -------------------------------------------------------------------------------


Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable redemption fee or exchange fee) at any time. Participants in tax-exempt retirement plans must contact the plan's administrator to redeem shares. For plan administrator contact information, participants should contact their respective employer's human resources department. Class I Share participants in fee-based investment programs must contact the program's administrator or their financial adviser to redeem shares. Class I Share institutional clients may redeem shares either directly or through an authorized dealer. Plan administrators, custodians, trustees, record keepers or financial advisers may place redemption requests directly with Investor Services or through an authorized dealer following procedures specified by such authorized dealer.


The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, shares that were held the longest will be redeemed first. For Fund shares acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee and exchange fee are not imposed on redemptions and/or exchanges made (i) through pre-approved asset allocation programs and (ii) on shares received by reinvesting income dividends or capital gain distributions.

The redemption fee and exchange fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.

The redemption price will be the net asset value per share (less any applicable redemption fee or exchange fee) next determined after the receipt by Investor Services of a request in proper form from an administrator, custodian, trustee, record keeper or financial adviser or by the Distributor from an authorized dealer, provided such order is transmitted to Investor Services or the Distributor by the time designated by Investor Services or the Distributor. It is the responsibility of administrators, financial advisers, custodians, trustees, record keepers and authorized dealers to transmit redemption requests received by them to Investor Services or the Distributor so they will be received prior to such time. Redemptions completed through an administrator, custodian, trustee, record keeper, financial adviser or authorized dealer may involve additional fees charged by such person.

Payment for shares redeemed generally will be mailed within seven days after receipt by Investor Services of the redemption request in proper form. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase.

Upon learning that a shareholder of Class I Shares has ceased his or her participation in the plan or program, the Fund shall convert all Class I Shares held by the shareholder to Class A Shares of the Fund (which are described and offered in a separate prospectus). The failure of a shareholder of a fee-based investment program to satisfy any minimum investment requirement will not constitute a conversion event. Such conversion will be on the basis of the relative net asset values of the shares, without imposition of any sales load, fee or other charge.

Distributions from
the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Dividends from stocks and interest from other investments are the Fund's main sources of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute at least annually all, or substantially all, of its net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class R Shares may be lower than the per share dividends on Class I Shares as a result of the higher distribution and service fees applicable to Class R Shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------

Participants in tax-exempt retirement plans and fee-based investment programs eligible to purchase the shares of the Fund must contact the administrator or their financial adviser to purchase, redeem or exchange shares. Certain shareholder services may only be available to tax-exempt retirement plan participants through a plan administrator. Participants should contact the appropriate tax-exempt retirement plan administrator for information regarding the administration of participants' investments in the shares.

Frequent Purchases
and Redemptions
of Fund Shares

 -------------------------------------------------------------------------------

Frequent purchases and redemptions of Fund shares by Fund shareholders ("market-timing" or "short-term trading") may present risks for long-term shareholders of the Fund, which may include, among other things, diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund's portfolio, increasing trading and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

Certain types of mutual funds may be more susceptible to investors seeking to market time or short-term trade. Mutual funds that invest in securities that are, among other things, thinly traded, traded infrequently or less liquid are subject to the risk that market timers and/or short-term traders may seek to take advantage of situations where the current market price may not accurately reflect the current market value.

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders, and the Fund's Board of Trustees has adopted policies and procedures to deter such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "Fees and Expenses of the Fund," "Purchase of Shares," "Redemption of Shares" and "Shareholder Services" sections of this Prospectus. The Fund's policies with respect to valuing portfolio securities are described in the "Purchase of Shares" section of this Prospectus. Except as described in each of these sections and with respect to omnibus accounts, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker dealers, transfer agents, third party administrators and insurance companies, the Fund
(i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, exchanges and redemptions of Fund shares.

Federal Income Taxation

 -------------------------------------------------------------------------------

Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. The amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. The amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. No assurance can be given that Congress will not repeal these provisions prior to their scheduled expiration. The Fund may be required to withhold U.S. withholding tax at a rate of 35% from certain distributions to its foreign shareholders that are attributable to dispositions of United States real property interests. Specifically, if the Fund distributes amounts constituting capital gain attributable to the sale or disposition (either by the Fund or by a REIT in which the Fund invests) of a United States real property interest (for example, stock of a REIT or stock of a corporation that invests significantly in real property located in the United States), the Fund may be required to withhold 35% of such distributions. Foreign shareholders who receive such distributions may also be required to pay tax on such distributions at regular graduated rates applicable to United States persons and file a non-resident U.S. income tax return. See the Statement of Additional Information for a more detailed discussion.

Foreign shareholders must provide documentation to the Fund certifying their non-United States status.

Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares of the Fund.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Disclosure of
Portfolio Holdings

 -------------------------------------------------------------------------------

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

    Financial Highlights
     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including taxes on Fund distributions or redemptions). The information has
    been audited by            , the Fund's independent registered public
    accounting firm, whose report, along with the Fund's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the back cover of this Prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Fund's Annual Report.


                                                      YEAR ENDED MARCH 31,
      CLASS I                     ------------------------------------------------------------
      SHARES                       2006         2005         2004         2003          2002
      --------------------------------------------------------------------------------------------
      Net Asset Value,
        Beginning of the
        Period.............       $14.02       $13.16        $8.92        $12.70        $15.78
                                  ------       ------       ------       -------       -------
        Net Investment Loss
          (a)..............         (.08)        (.07)        (.09)         (.10)         (.10)
        Net Realized and
          Unrealized
          Gain/Loss........         3.51          .93         4.33         (3.68)        (2.98)
                                  ------       ------       ------       -------       -------
      Total from Investment
        Operations.........         3.43          .86         4.24         (3.78)        (3.08)
      Less Distributions
        from Net Realized
        Gain...............          -0-          -0-          -0-           -0-           -0-*
                                  ------       ------       ------       -------       -------
      Net Asset Value, End
        of the Period......       $17.45       $14.02       $13.16         $8.92        $12.70
                                  ======       ======       ======       =======       =======

      Total Return (b).....       24.47%        6.53%       47.53%       -29.76%       -19.50%
      Net Assets at End of
        the Period (In
        millions)..........       $389.4        $73.7        $75.8         $49.6         $74.4
      Ratio of Expenses to
        Average Net
        Assets.............        1.10%        1.14%        1.22%         1.36%         1.18%
      Ratio of Net
        Investment Loss to
        Average Net
        Assets.............        (.50%)       (.52%)       (.79%)       (1.00%)        (.73%)
      Portfolio Turnover...         129%         140%         201%          217%          320%

     *  Amount is less than $.01

    (a) Based on average shares outstanding.

    (b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com

DEALERS
   - WEB SITE
     www.vankampen.com
   - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
   - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN AGGRESSIVE GROWTH FUND
1221 Avenue of the Americas
New York, New York 10020

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

Distributor
VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Aggressive Growth Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Aggressive Growth Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606


Independent Registered Public Accounting Firm

  Van Kampen Aggressive Growth Fund



  A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

  You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling 800.847.2424.
  Telecommunications Device for the Deaf users may call 800.421.2833. Free copies of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

  Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at
  202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated

  October     , 2006


  CLASS I SHARES

  CLASS R SHARES


  The Fund's Investment Company Act File No. is 811-04805.
--------------------------------------------------------------------------------

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.
                                                              Member NASD/SIPC


                                                               AGG PRO I 10/06

     (VAN KAMPEN INVESTMENTS SHINE LOGO)

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                 SUBJECT TO COMPLETION -- DATED AUGUST 21, 2006


                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN
                             AGGRESSIVE GROWTH FUND

     Van Kampen Aggressive Growth Fund's (the "Fund") investment objective is to seek capital growth. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities of small- and medium-sized growth companies.

     The Fund is organized as a diversified series of the Van Kampen Equity Trust, an open-end management investment company (the "Trust").


     This Statement of Additional Information is not a prospectus. Shares of the Fund are subject to two different prospectuses. Class A Shares, Class B Shares and Class C Shares are subject to one prospectus dated July 31, 2006 and Class I
Shares and Class R Shares are subject to a separate prospectus dated October   ,
2006 (collectively referred to herein as the "Prospectuses" or individually as a "Prospectus"). This Statement of Additional Information should be read in conjunction with a Prospectus of the Fund. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read a Prospectus prior to purchasing shares of the Fund. A Class A Shares, Class B Shares and Class C Shares Prospectus, a Class I Shares and Class R Shares Prospectus, the Statement of Additional Information and the Fund's Annual and Semiannual Reports may be obtained without charge from our web site at www.vankampen.com or any of these materials may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424 (or (800) 421-2833 for
the hearing impaired).


                               TABLE OF CONTENTS


                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective, Investment Strategies and Risks.......    B-4
Strategic Transactions......................................    B-10
Investment Restrictions.....................................    B-17
Trustees and Officers.......................................    B-20
Investment Advisory Agreement...............................    B-32
Fund Management.............................................    B-34
Other Agreements............................................    B-37
Distribution and Service....................................    B-38
Transfer Agent..............................................    B-44
Portfolio Transactions and Brokerage Allocation.............    B-44
Shareholder Services........................................    B-46
Redemption of Shares........................................    B-49
Contingent Deferred Sales Charge-Class A....................    B-49
Waiver of Contingent Deferred Sales Charges.................    B-50
Taxation....................................................    B-52
Fund Performance............................................    B-58
Other Information...........................................    B-63
Financial Statements........................................    B-71



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER   , 2006.



                                                                   AGG SAI 10/06

                              GENERAL INFORMATION

     The Trust is an unincorporated statutory trust organized under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1987 under the name Van Kampen Merritt Equity Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Equity Trust on July 31, 1995. The Trust was created for facilitating the Massachusetts Trust reorganization into a Delaware statutory trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was originally organized as a series of the Trust under the name Van Kampen American Capital Aggressive Growth Fund on April 26, 1996. On July 14, 1998, the Fund adopted its current name.

     Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor") and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of each of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1221 Avenue of the Americas, New York, New York 10020. The principal office of Investor Services is located at 2800 Post Oak Boulevard, Houston, Texas 77056.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


     The Fund currently offers five classes of shares, designated as Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.


     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in a Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.

     The trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the trustees without approval from each affected shareholder or trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.


     As of October   , 2006, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares, Class C Shares, Class I Shares or Class R Shares of the Fund, except as follows below. There were no Class R Shares outstanding as of the date of this Statement of Additional Information. Prior to July 30, 2004, the Class I Shares of the Fund were designated as Class D Shares. All issued and outstanding Class D Shares were redesignated as Class I Shares as of that date.)



                                                                           APPROXIMATE
                                                                          PERCENTAGE OF
                                                              CLASS        OWNERSHIP ON
NAME AND ADDRESS OF HOLDER                                  OF SHARES     OCTOBER , 2006
--------------------------                                  ---------    ----------------
Morgan Stanley DW Inc...................................        B                 %
2000 Westchester Avenue                                         C                 %
Purchase, NY 10577                                              I                 %

Edward Jones & Co. .....................................        A                 %
Attn: Mutual Fund
Shareholder Accounting
201 Progress Parkway
Maryland Heights, MO 63043-3009

                                                                           APPROXIMATE
                                                                          PERCENTAGE OF
                                                              CLASS        OWNERSHIP ON
NAME AND ADDRESS OF HOLDER                                  OF SHARES     OCTOBER , 2006
--------------------------                                  ---------    ----------------

State Street Bank & Trust Co. ..........................        A                 %
FBO ADP/M8DW Alliance
105 Rosemont Road
Westwood, MA 02090-2318

MLPF&S For the Sole Benefit of its Customers ...........        A                 %
Attn: Fund Administration 97J79
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

PFBC Brokerage Services.................................        A                 %
FBO Primerica Financial Services                                B                 %
760 Moore Road
King of Prussia, PA 19406-1212

MLPF&S For the Sole Benefit of its Customers ...........        B                 %
Attn: Fund Administration 97J80
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

MLPF&S For the Sole Benefit of its Customers ...........        C                 %
Attn: Fund Administration 97J81
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

Citigroup Global Markets Inc. ..........................        C                 %
Attn: Cindy Tempesta, 7(th) Floor
333 West 34(th) Street
New York, NY 10001-2402

MAC & Co. ..............................................        I                 %
Start/DPSP Plan
Attn: Mutual Funds Operations
PO Box 3198
Pittsburgh, PA 15230-3198


             INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

     The following disclosure supplements the disclosure set forth under the caption "Investment Objective, Principal Investment Strategies and Risks" in a Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in a Prospectus for a complete presentation of the matters disclosed below.

REPURCHASE AGREEMENTS

     The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash.
The Fund may invest an amount up to 25% of its total assets at the time of purchase in securities subject to repurchase agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

BORROWING AND REVERSE REPURCHASE AGREEMENTS

     The Fund may borrow money for investment purposes up to the limits specified in the Fund's investment restrictions. The Fund may borrow money from banks and engage in reverse repurchase agreements in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed). The Fund also may borrow money in an amount up to 5% of the Fund's total assets for temporary purposes. The Fund has no current intention to borrow money other than for temporary purposes.

     Borrowing by the Fund creates special risk considerations such as greater potential volatility in the net asset value of the shares and in the yield on the Fund's portfolio. To the extent that the Fund is otherwise fully invested and the Adviser believes that additional investment opportunities exist with the potential for capital growth, the Fund may employ leverage for the purpose of acquiring portfolio securities. Such utilization of leverage is considered speculative, and involves risks. The assets of the Fund, including any additional assets which may be purchased with the proceeds of any borrowings, will consist primarily of common stocks and other equity securities of growth companies, the prices of which may be volatile. In the event that the values of the Fund's portfolio securities do not appreciate or, in fact, depreciate, the Fund would be forced to liquidate a portion of its portfolio, which could be significant depending upon the magnitude of the decline in value of the Fund's assets, to pay interest on, and repay the principal of, any such borrowings. Even in the event that any assets purchased with the proceeds of such borrowings appreciate as anticipated by the Adviser, a portion of the Fund's assets may be required to be liquidated to meet scheduled principal and interest payments with respect to such borrowings. Any such liquidations may be at inopportune times and prices. Utilization of investment leverage would result in a higher volatility of the net asset value of the Fund. The effect of leverage in a declining market would result in a greater decrease in net asset value to holders of the Fund's shares than if the Fund were not leveraged. The extent to which the Fund may borrow will depend upon the availability of credit. No assurance can be given that the Fund will be able to borrow on terms acceptable to the Fund and the Adviser. The Fund's use of leverage may impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund's shareholders, and the terms of the Fund's borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of securities and instruments that the Fund would otherwise purchase.

     Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. The Fund will segregate an amount of cash and/or liquid securities equal in value to its obligations in respect of reverse repurchase agreements and, accordingly, the Fund will not treat such obligations as senior securities for purposes of the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     The Fund may purchase and sell portfolio securities on a when-issued and delayed delivery basis. No income accrues to the Fund on securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage.

SHORT SALES AGAINST THE BOX

     The Fund may engage in "short-sales against the box." A short sale is a transaction in which the Fund would sell securities it does not own (but has borrowed) in anticipation of a decline in the market price of securities. A short-sale against the box is a transaction where at all times when the short position is open the Fund owns an equal amount of such securities or securities convertible or exchangeable into such securities without payment of additional consideration. The Fund will not engage in short sales other than against the box.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities, which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or
(iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

CONVERTIBLE SECURITIES

     The Fund's investments in convertible securities may include securities with enhanced convertible features or "equity-linked" features. These securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security on its own securities or securities it holds of another company or be issued by a third party (typically a brokerage firm or other financial entity) on a security of another company, (ii) may convert into equity securities, such as common stock, or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security,
(iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Generally these securities are designed to give investors enhanced yield opportunities to the equity securities of an issuer, but these securities may involve a limited appreciation potential, downside exposure, or a finite time in which to capture the yield advantage. For example, certain securities may provide a higher current dividend income than the dividend income on the underlying security while capping participation in the capital appreciation of such security. Other securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security's term or at maturity. Besides enhanced yield opportunities, another advantage of using such securities is that they may be used for portfolio management or hedging purposes to reduce the risk of investing in a more volatile underlying equity security. There may be additional types of convertible securities with features not specifically referred to herein in which the Fund may invest consistent with its investment objective and policies.

     Investments in enhanced convertible or equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in traditional convertible securities. Particularly when such securities are issued by a third party on an underlying linked security of another company, the Fund is subject to risks if the underlying security underperforms or the issuer defaults on the payment of the dividend or the underlying security at maturity. In addition, the trading market for certain securities may be less liquid than for other convertible securities making it difficult for the Fund to dispose of a particular security in a timely manner, and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

WARRANTS

     Warrants are in effect longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

SECURITIES OF FOREIGN ISSUERS

     The Fund also may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. These securities may not necessarily be denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information generally is available for an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositaries which evidence similar ownership arrangements.

                             STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, use various investment strategies as described below ("Strategic Transactions") to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result. The Fund's activities involving Strategic Transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"), for qualification as a regulated investment company.

     In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures contracts. Among other things, Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange markets, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

     Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures contracts transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures contracts markets and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable.

OPTIONS

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's ("S&P") or "P-1" from Moody's Investors Service, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO").

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call or put options on securities, including U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities, Eurodollar instruments and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the OTC markets and related futures contracts on such securities, indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

FUTURES CONTRACTS

     The Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate, currency, equity or fixed-income market changes and for risk management purposes. Futures contracts generally are bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller of the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management, or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or an option on a futures contract (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options on futures contracts would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options on futures contracts are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

     The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

     The Fund may engage in currency transactions with counterparties to manage the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures contracts, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with counterparties rated A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC options) are determined to be of equivalent credit quality by the Adviser.

     The Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross-hedging or proxy hedging as described below.

     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

     Risks of Currency Transactions. Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS

     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures contracts, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

     When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and/or liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and/or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and/or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and/or liquid securities equal to the exercise price. A currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency and/or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash and/or liquid securities equal to the amount of the Fund's obligation.

     OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and/or liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash and/or liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and/or liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and/or liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and/or liquid securities equal to any remaining obligation would need to be segregated.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

   1. Purchase any securities (other than obligations issued or guaranteed by the U.S. government or by its instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, such Fund would hold more than 10% of the outstanding voting securities of an issuer; except that up to 25% of the Fund's total assets may be invested without regard to such limitation and except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time,
      (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   2. Invest more than 25% of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. (Neither the U.S. government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

   3. Issue senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); which amount excludes no more than 5% of its total assets in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances of senior securities, borrowings, delayed delivery and when issued transactions and strategic transactions.

   4. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans,
      (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   5. Sell any securities "short," unless at all times when a short position is open the Fund owns an equal amount of the securities or of securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   8. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the

      1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   9. Invest in interests in oil, gas, or other mineral exploration or development programs, except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.

  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

NON-FUNDAMENTAL POLICIES:

     The Fund has adopted the following operating policies, which may be amended by its Board of Trustees. The Fund shall not:

     1. Invest 25% or more of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. (Neither the U.S. government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

     2. Invest in other investment companies in reliance on Section 12(d) (1)
        (F), 12(d) (1) (G) or 12(d) (1) (J) of the 1940 Act.

                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

                              INDEPENDENT TRUSTEES

                                                                                             NUMBER OF
                                               TERM OF                                        FUNDS IN
                                              OFFICE AND                                        FUND
                                 POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE

David C. Arch (61)               Trustee          +       Chairman and Chief Executive           68       Trustee/Director/
Blistex Inc.                                              Officer of Blistex Inc., a                      Managing General
1800 Swift Drive                                          consumer health care products                   Partner of funds in
Oak Brook, IL 60523                                       manufacturer. Director of the                   the Fund Complex.
                                                          Heartland Alliance, a nonprofit
                                                          organization serving human needs
                                                          based in Chicago. Director of St.
                                                          Vincent de Paul Center, a Chicago
                                                          based day care facility serving
                                                          the children of low income
                                                          families. Board member of the
                                                          Illinois Manufacturers'
                                                          Association.

Jerry D. Choate (67)             Trustee          +       Prior to January 1999, Chairman        68       Trustee/Director/
33971 Selva Road                                          and Chief Executive Officer of                  Managing General
Suite 130                                                 the Allstate Corporation                        Partner of funds in
Dana Point, CA 92629                                      ("Allstate") and Allstate                       the Fund Complex.
                                                          Insurance Company. Prior to                     Director of Amgen
                                                          January 1995, President and Chief               Inc., a
                                                          Executive Officer of Allstate.                  biotechnological
                                                          Prior to August 1994, various                   company, and Director
                                                          management positions at Allstate.               of Valero Energy
                                                                                                          Corporation, an
                                                                                                          independent refining
                                                                                                          company.

                                                                                             NUMBER OF
                                               TERM OF                                        FUNDS IN
                                              OFFICE AND                                        FUND
                                 POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE

Rod Dammeyer (65)                Trustee          +       President of CAC, L.L.C., a            68       Trustee/Director/
CAC, L.L.C.                                               private company offering capital                Managing General
4350 LaJolla Village Drive                                investment and management                       Partner of funds in
Suite 980                                                 advisory services. Prior to                     the Fund Complex.
San Diego, CA 92122-6223                                  February 2001, Vice Chairman and                Director of Quidel
                                                          Director of Anixter                             Corporation,
                                                          International, Inc., a global                   Stericycle, Inc.,
                                                          distributor of wire, cable and                  Ventana Medical
                                                          communications connectivity                     Systems, Inc., and
                                                          products. Prior to July 2000,                   GATX Corporation and
                                                          Managing Partner of Equity Group                Trustee of The
                                                          Corporate Investment (EGI), a                   Scripps Research
                                                          company that makes private                      Institute. Prior to
                                                          investments in other companies.                 January 2005, Trustee
                                                                                                          of the University of
                                                                                                          Chicago Hospitals and
                                                                                                          Health Systems. Prior
                                                                                                          to April 2004,
                                                                                                          Director of
                                                                                                          TheraSense, Inc.
                                                                                                          Prior to January
                                                                                                          2004, Director of
                                                                                                          TeleTech Holdings
                                                                                                          Inc. and Arris Group,
                                                                                                          Inc. Prior to May
                                                                                                          2002, Director of
                                                                                                          Peregrine Systems
                                                                                                          Inc. Prior to
                                                                                                          February 2001,
                                                                                                          Director of IMC
                                                                                                          Global Inc. Prior to
                                                                                                          July 2000, Director
                                                                                                          of Allied Riser
                                                                                                          Communications Corp.,
                                                                                                          Matria Healthcare
                                                                                                          Inc., Transmedia
                                                                                                          Networks, Inc., CNA
                                                                                                          Surety, Corp. and
                                                                                                          Grupo Azcarero Mexico
                                                                                                          (GAM).

Linda Hutton Heagy (58)          Trustee          +       Managing Partner of Heidrick &         68       Trustee/Director/
Heidrick & Struggles                                      Struggles, an executive search                  Managing General
233 South Wacker Drive                                    firm. Trustee on the University                 Partner of funds in
Suite 7000                                                of Chicago Hospitals Board, Vice                the Fund Complex.
Chicago, IL 60606                                         Chair of the Board of the YMCA of
                                                          Metropolitan Chicago and a member
                                                          of the Women's Board of the
                                                          University of Chicago. Prior to
                                                          1997, Partner of Ray & Berndtson,
                                                          Inc., an executive recruiting
                                                          firm. Prior to 1996, Trustee of
                                                          The International House Board, a
                                                          fellowship and housing
                                                          organization for international
                                                          graduate students. Prior to 1995,
                                                          Executive Vice President of ABN
                                                          AMRO, N.A., a bank holding
                                                          company. Prior to 1990, Executive
                                                          Vice President of The Exchange
                                                          National Bank.

                                                                                             NUMBER OF
                                               TERM OF                                        FUNDS IN
                                              OFFICE AND                                        FUND
                                 POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (54)            Trustee          +       Director and President of the          68       Trustee/Director/
1744 R Street, NW                                         German Marshall Fund of the                     Managing General
Washington, DC 20009                                      United States, an independent                   Partner of funds in
                                                          U.S. foundation created to deepen               the Fund Complex.
                                                          understanding, promote
                                                          collaboration and stimulate
                                                          exchanges of practical experience
                                                          between Americans and Europeans.
                                                          Formerly, advisor to the Dennis
                                                          Trading Group Inc., a managed
                                                          futures and option company that
                                                          invests money for individuals and
                                                          institutions. Prior to 1992,
                                                          President and Chief Executive
                                                          Officer, Director and member of
                                                          the Investment Committee of the
                                                          Joyce Foundation, a private
                                                          foundation.

Howard J Kerr (70)               Trustee          +       Prior to 1998, President and           68       Trustee/Director/
14 Huron Trace                                            Chief Executive Officer of                      Managing General
Galena, IL 61036                                          Pocklington Corporation, Inc., an               Partner of funds in
                                                          investment holding company.                     the Fund Complex.
                                                          Director of the Marrow                          Director of the Lake
                                                          Foundation.                                     Forest Bank & Trust.

Jack E. Nelson (70)              Trustee          +       President of Nelson Investment         68       Trustee/Director/
423 Country Club Drive                                    Planning Services, Inc., a                      Managing General
Winter Park, FL 32789                                     financial planning company and                  Partner of funds in
                                                          registered investment adviser in                the Fund Complex.
                                                          the State of Florida. President
                                                          of Nelson Ivest Brokerage
                                                          Services Inc., a member of the
                                                          NASD, Securities Investors
                                                          Protection Corp. and the
                                                          Municipal Securities Rulemaking
                                                          Board. President of Nelson Sales
                                                          and Services Corporation, a
                                                          marketing and services company to
                                                          support affiliated companies.

Hugo F. Sonnenschein (65)        Trustee          +       President Emeritus and Honorary        68       Trustee/Director/
1126 E. 59th Street                                       Trustee of the University of                    Managing General
Chicago, IL 60637                                         Chicago and the Adam Smith                      Partner of funds in
                                                          Distinguished Service Professor                 the Fund Complex.
                                                          in the Department of Economics at               Director of Winston
                                                          the University of Chicago. Prior                Laboratories, Inc.
                                                          to July 2000, President of the
                                                          University of Chicago. Trustee of
                                                          the University of Rochester and a
                                                          member of its investment
                                                          committee. Member of the National
                                                          Academy of Sciences, the American
                                                          Philosophical Society and a
                                                          fellow of the American Academy of
                                                          Arts and Sciences.

                                                                                             NUMBER OF
                                               TERM OF                                        FUNDS IN
                                              OFFICE AND                                        FUND
                                 POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (64)   Trustee          +       Chief Communications Officer of        68       Trustee/Director/
815 Cumberstone Road                                      the National Academy of Sciences/               Managing General
Harwood, MD 20776                                         National Research Council, an                   Partner of funds in
                                                          independent, federally chartered                the Fund Complex.
                                                          policy institution, from 2001 to                Director of Fluor
                                                          November 2003 and Chief Operating               Corp., an
                                                          Officer from 1993 to 2001.                      engineering,
                                                          Director of the Institute for                   procurement and
                                                          Defense Analyses, a federally                   construction
                                                          funded research and development                 organization, since
                                                          center, Director of the German                  January 2004 and
                                                          Marshall Fund of the United                     Director of Neurogen
                                                          States, Director of the Rocky                   Corporation, a
                                                          Mountain Institute and Trustee of               pharmaceutical
                                                          Colorado College. Prior to 1993,                company, since
                                                          Executive Director of the                       January 1998.
                                                          Commission on Behavioral and
                                                          Social Sciences and Education at
                                                          the National Academy of Sciences/
                                                          National Research Council. From
                                                          1980 through 1989, Partner of
                                                          Coopers & Lybrand.

                              INTERESTED TRUSTEE*

                                                                                        NUMBER OF
                                          TERM OF                                        FUNDS IN
                                         OFFICE AND                                        FUND
                            POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE

Wayne W. Whalen* (66)       Trustee          +       Partner in the law firm of             68       Trustee/Director/
333 West Wacker Drive                                Skadden, Arps, Slate, Meagher &                 Managing General
Chicago, IL 60606                                    Flom LLP, legal counsel to funds                Partner of funds in
                                                     in the Fund Complex.                            the Fund Complex.
                                                                                                     Director of the
                                                                                                     Abraham Lincoln
                                                                                                     Presidential Library
                                                                                                     Foundation.

------------------------------------

+ See Table D below.

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

                                    OFFICERS

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS

Ronald E. Robison (67)          President and           ++      President of funds in the Fund Complex since September
1221 Avenue of the Americas     Principal                       2005 and Principal Executive Officer of funds in the Fund
New York, NY 10020              Executive                       Complex since May 2003. Managing Director of Van Kampen
                                Officer                         Advisors Inc. since June 2003. Director of Investor
                                                                Services since September 2002. Director of the Adviser,
                                                                Van Kampen Investments and Van Kampen Exchange Corp. since
                                                                January 2005. Managing Director of Morgan Stanley and
                                                                Morgan Stanley & Co. Incorporated. Managing Director and
                                                                Director of Morgan Stanley Investment Management Inc.
                                                                Chief Administrative Officer, Managing Director and
                                                                Director of Morgan Stanley Investment Advisors Inc. and
                                                                Morgan Stanley Services Company Inc. Managing Director and
                                                                Director of Morgan Stanley Distributors Inc. and Morgan
                                                                Stanley Distribution Inc. Chief Executive Officer and
                                                                Director of Morgan Stanley Trust. Executive Vice President
                                                                and Principal Executive Officer of the Institutional and
                                                                Retail Morgan Stanley Funds. Director of Morgan Stanley
                                                                SICAV. Previously, Chief Global Operations Officer of
                                                                Morgan Stanley Investment Management Inc. and Executive
                                                                Vice President of funds in the Fund Complex from May 2003
                                                                to September 2005.

Dennis Shea (53)                Vice President          ++      Managing Director of Morgan Stanley Investment Advisors
1221 Avenue of the Americas                                     Inc., Morgan Stanley Investment Management Inc., the
New York, NY 10020                                              Adviser and Van Kampen Advisors Inc. Chief Investment
                                                                Officer--Global Equity of the same entities since February
                                                                2006. Vice President of Morgan Stanley Institutional and
                                                                Retail Funds since February 2006. Vice President of funds
                                                                in the Fund Complex since March 2006. Previously, Managing
                                                                Director and Director of Global Equity Research at Morgan
                                                                Stanley from April 2000 to February 2006.

J. David Germany (51)           Vice President          ++      Managing Director of Morgan Stanley Investment Advisors
25 Cabot Square, Canary Wharf                                   Inc., Morgan Stanley Investment Management Inc., the
London, GBR E14 4QA                                             Adviser and Van Kampen Advisors Inc. Chief Investment
                                                                Officer--Global Fixed Income of the same entities since
                                                                December 2005. Managing Director and Director of Morgan
                                                                Stanley Investment Management Ltd. Director of Morgan
                                                                Stanley Investment Management (ACD) Limited since December
                                                                2003. Vice President of Morgan Stanley Institutional and
                                                                Retail Funds since February 2006. Vice President of funds
                                                                in the Fund Complex since March 2006.

Amy R. Doberman (44)            Vice President          ++      Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                                     Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                              Management Inc., Morgan Stanley Investment Advisers Inc.
                                                                and the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex since August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to
                                                                July 2004 and General Counsel of Aeltus Investment
                                                                Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang (39)          Vice President          ++      Executive Director of Morgan Stanley Investment Management
1221 Avenue of the Americas     and Secretary                   Inc. Vice President and Secretary of funds in the Fund
New York, NY 10020                                              Complex.

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS

John L. Sullivan (50)           Chief Compliance        ++      Chief Compliance Officer of funds in the Fund Complex
1 Parkview Plaza                Officer                         since August 2004. Prior to August 2004, Director and
Oakbrook Terrace, IL 60181                                      Managing Director of Van Kampen Investments, the Adviser,
                                                                Van Kampen Advisors Inc. and certain other subsidiaries of
                                                                Van Kampen Investments, Vice President, Chief Financial
                                                                Officer and Treasurer of funds in the Fund Complex and
                                                                head of Fund Accounting for Morgan Stanley Investment
                                                                Management Inc. Prior to December 2002, Executive Director
                                                                of Van Kampen Investments, the Adviser and Van Kampen
                                                                Advisors Inc.

Phillip G. Goff (42)            Chief Financial         ++      Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza                Officer and                     Inc. since June 2005. Chief Financial Officer and
Oakbrook Terrace, IL 60181      Treasurer                       Treasurer of funds in the Fund Complex since August 2005.
                                                                Prior to June 2005, Vice President and Chief Financial
                                                                Officer of Enterprise Capital Management, Inc., an
                                                                investment holding company.

------------------------------------

+ See Table E below.

COMPENSATION

     Each trustee/director/managing general partner (hereinafter referred to in this section as "trustee") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows such trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                Fund Complex
                                                ---------------------------------------------
                                                                 Aggregate
                                                 Aggregate       Estimated
                                                Pension or        Maximum           Total
                                                Retirement        Annual        Compensation
                                 Aggregate       Benefits      Benefits from       before
                                Compensation    Accrued as       the Fund       Deferral from
                                  from the        Part of      Complex Upon         Fund
           Name(1)                Trust(2)      Expenses(3)    Retirement(4)     Complex(5)
           -------              ------------    -----------    -------------    -------------
INDEPENDENT TRUSTEES
David C. Arch                     $11,130        $ 40,874        $105,000         $222,935
Jerry D. Choate                    11,105          95,781          94,500          199,799
Rod Dammeyer                       11,130          73,108         105,000          222,935
Linda Hutton Heagy                 11,105          29,065         105,000          214,425
R. Craig Kennedy                   11,105          20,314         105,000          214,425
Howard J Kerr                      11,130         158,695         143,750          222,935
Jack E. Nelson                     11,105         110,864          84,000          214,425
Hugo F. Sonnenschein               11,130          74,118         105,000          222,935
Suzanne H. Woolsey                 11,105          68,505         104,000          214,425

INTERESTED TRUSTEE
Wayne W. Whalen(1)                 11,130          80,233         105,000          222,935


------------------------------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund and certain other funds in the Fund Complex. Richard F. Powers III and Mitchell M. Merin resigned as members of the Board of Trustees of the Fund and other funds in the Fund Complex on September 22, 2005.

(2) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Trust during the fiscal year ended March 31, 2006. The details of aggregate compensation before deferral for each operating series of the Trust during the fiscal year ended March 31, 2006 are shown in Table A below. The details of compensation deferred for each operating series of the Trust during the fiscal year ended March 31, 2006 are shown in Table B below. The details of cumulative deferred compensation (including interest) for each operating series of the Trust as of March 31, 2006 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2005. The retirement plan is described above the Compensation Table.

(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex as of the date of this Statement of Additional Information for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each trustee has served as a member of the Board of Trustees since the year set forth in Table D below.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2005 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

                                    TABLE A
                  FISCAL YEAR 2006 AGGREGATE COMPENSATION FROM
                           THE TRUST AND EACH SERIES

                                                                       INDEPENDENT TRUSTEES
                                     FISCAL    --------------------------------------------------------------------
             FUND NAME              YEAR-END    ARCH     CHOATE    DAMMEYER    HEAGY    KENNEDY    KERR     NELSON
             ---------              --------    ----     ------    --------    -----    -------    ----     ------
Aggressive Growth Fund.............   3/31     $ 2,202   $ 2,195   $ 2,202    $ 2,195   $2,195    $ 2,202   $ 2,195
Leaders Fund.......................   3/31           0         0         0          0        0          0         0
Mid Cap Growth Fund................   3/31       1,742     1,741     1,742      1,741    1,741      1,742     1,741
Select Growth Fund.................   3/31       1,435     1,430     1,435      1,430    1,430      1,435     1,430
Small Cap Growth Fund..............   3/31       1,391     1,387     1,391      1,387    1,387      1,391     1,387
Small Cap Value Fund...............   3/31       1,522     1,520     1,522      1,520    1,520      1,522     1,520
Small Company Growth Fund*.........   3/31           0         0         0          0        0          0         0
Utility Fund.......................   3/31       1,418     1,415     1,418      1,415    1,415      1,418     1,415
Value Opportunities Fund...........   3/31       1,420     1,417     1,420      1,417    1,417      1,420     1,417
                                               -------   -------   --------   -------   -------   -------   -------
 Equity Trust Total................            $11,130   $11,105   $11,130    $11,105   $11,105   $11,130   $11,105

                                                              INTERESTED
                                      INDEPENDENT TRUSTEES     TRUSTEE
                                     ----------------------   ----------
             FUND NAME               SONNENSCHEIN   WOOLSEY     WHALEN
             ---------               ------------   -------     ------
Aggressive Growth Fund.............    $ 2,202      $2,195     $ 2,202
Leaders Fund.......................          0           0           0
Mid Cap Growth Fund................      1,742       1,741       1,742
Select Growth Fund.................      1,435       1,430       1,435
Small Cap Growth Fund..............      1,391       1,387       1,391
Small Cap Value Fund...............      1,522       1,520       1,522
Small Company Growth Fund*.........          0           0           0
Utility Fund.......................      1,418       1,415       1,418
Value Opportunities Fund...........      1,420       1,417       1,420
                                     ------------   -------   ----------
 Equity Trust Total................    $11,130      $11,105    $11,130

------------------------------------

 * The Small Company Growth Fund had not commenced investment operations as of March 31, 2006.

                                    TABLE B

             FISCAL YEAR 2006 AGGREGATE COMPENSATION DEFERRED FROM
                           THE TRUST AND EACH SERIES

                                                                                                                  INTERESTED
                                                                  INDEPENDENT TRUSTEES                             TRUSTEE
                               FISCAL     --------------------------------------------------------------------    ----------
         FUND NAME            YEAR-END    CHOATE     DAMMEYER     HEAGY     KENNEDY    NELSON     SONNENSCHEIN      WHALEN
         ---------            --------    ------     --------     -----     -------    ------     ------------      ------
Aggressive Growth Fund......    3/31        2,195    $ 2,202     $ 2,195    $  556     $ 2,195      $ 2,202        $ 2,202
Leaders Fund................    3/31            0          0           0         0           0            0              0
Mid Cap Growth Fund.........    3/31        1,741      1,742       1,741       448       1,741        1,742          1,742
Select Growth Fund..........    3/31        1,430      1,435       1,430       352       1,430        1,435          1,435
Small Cap Growth Fund.......    3/31        1,387      1,391       1,387       245       1,387        1,391          1,391
Small Cap Value Fund........    3/31        1,520      1,522       1,520       375       1,520        1,522          1,522
Small Company Growth Fund*..    3/31            0          0           0         0           0            0              0
Utility Fund................    3/31        1,415      1,418       1,415       351       1,415        1,418          1,418
Value Opportunities Fund....    3/31        1,417      1,420       1,417       352       1,417        1,420          1,420
                                          -------    --------    -------    -------    -------    ------------    ----------
  Equity Trust Total........              $11,105    $11,130     $11,105    $2,678     $11,105      $11,130        $11,130

------------------------------------

 * The Small Company Growth Fund had not commenced investment operations as of March 31, 2006.

                                    TABLE C

                        CUMULATIVE COMPENSATION DEFERRED
                 (PLUS INTEREST) FROM THE TRUST AND EACH SERIES

                                                                   CURRENT INDEPENDENT TRUSTEES
                                       FISCAL    -----------------------------------------------------------------
              FUND NAME               YEAR-END   CHOATE    DAMMEYER    HEAGY    KENNEDY     NELSON    SONNENSCHEIN
              ---------               --------   ------    --------    -----    -------     ------    ------------
Aggressive Growth Fund...............   3/31     $18,808   $ 5,978    $22,341   $ 9,695    $ 34,541     $ 6,815
Leaders Fund.........................   3/31           0         0          0         0           0           0
Mid Cap Growth Fund..................   3/31      16,948     5,257     18,885     9,066      30,004       6,252
Select Growth Fund...................   3/31      10,041     3,675      9,634     2,588      10,836       4,265
Small Cap Growth Fund................   3/31       7,463     3,372      7,271     1,443       8,199       3,922
Small Cap Value Fund.................   3/31       9,840     3,827      9,135     2,380      10,515       4,429
Small Company Growth Fund*...........   3/31           0         0          0         0           0           0
Utility Fund.........................   3/31       9,859     3,476     14,703    19,965      43,431       4,038
Value Opportunities Fund.............   3/31       6,686     3,383      6,569       912       7,407       3,931
                                                 -------   --------   -------   --------   --------   ------------
 Equity Trust Total..................            $79,645   $28,968    $88,538   $46,049    $144,933     $33,652

                                                                                          CURRENT
                                                                                         INTERESTED
                                                 FORMER INDEPENDENT TRUSTEES              TRUSTEE
                                       -----------------------------------------------   ----------
              FUND NAME                BRANAGAN    REES    ROBINSON   ROONEY    SISTO      WHALEN
              ---------                --------    ----    --------   ------    -----      ------
Aggressive Growth Fund...............  $15,970    $    0    $  905    $2,182   $ 4,792    $ 22,476
Leaders Fund.........................        0         0         0        0          0           0
Mid Cap Growth Fund..................   12,887       250       672    1,895      3,854      23,930
Select Growth Fund...................    3,478         0         0      488        269      10,243
Small Cap Growth Fund................    1,950         0         0      242          0       7,779
Small Cap Value Fund.................    3,424         0         0      492        644       9,864
Small Company Growth Fund*...........        0         0         0        0          0           0
Utility Fund.........................   10,712     2,191     2,030    1,450      5,100      25,651
Value Opportunities Fund.............    1,399         0         0      123          0       7,046
                                       --------   ------   --------   ------   -------   ----------
 Equity Trust Total..................  $49,820    $2,441    $3,607    $6,872   $14,659    $111,989

------------------------------------

* The Small Company Growth Fund had not commenced investment operations as of March 31, 2006.

                                    TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST

                                                                                                                       INTERESTED
                                                                INDEPENDENT TRUSTEES                                    TRUSTEE
                                 -----------------------------------------------------------------------------------   ----------
           FUND NAME             ARCH   CHOATE   DAMMEYER   HEAGY   KENNEDY   KERR   NELSON   SONNENSCHEIN   WOOLSEY     WHALEN
           ---------             ----   ------   --------   -----   -------   ----   ------   ------------   -------     ------
Aggressive Growth Fund.........  2003    1999      2003     1996     1996     2003    1996        2003        1999        1996
Leaders Fund...................  2005    2005      2005     2005     2005     2005    2005        2005        2005        2005
Mid Cap Growth Fund............  2003    1999      2003     1995     1995     2003    1999        1999        1999        1995
Select Growth Fund.............  2003    2000      2003     2000     2000     2003    2000        2000        2000        2000
Small Cap Growth Fund..........  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
Small Cap Value Fund...........  2003    1999      2003     1999     1999     2003    1999        2003        1999        1999
Small Company Growth Fund*.....  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
Utility Fund...................  2003    1999      2003     1995     1993     2003    1993        2003        1999        1993
Value Opportunities Fund.......  2003    2001      2003     2001     2001     2003    2001        2003        2001        2001

------------------------------------

* The Small Company Growth Fund had not commenced investment operations as of March 31, 2006.

                                    TABLE E

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST

                                                                                        OFFICERS
                                                              -------------------------------------------------------------
                         FUND NAME                            CHANG   DOBERMAN   GERMANY   GOFF   ROBISON   SHEA   SULLIVAN
                         ---------                            -----   --------   -------   ----   -------   ----   --------
Aggressive Growth Fund......................................  2003      2004      2006     2005    2003     2006     1996
Leaders Fund................................................  2005      2005      2006     2005    2005     2005     2005
Mid Cap Growth Fund.........................................  2003      2004      2006     2005    2003     2006     1996
Select Growth Fund..........................................  2003      2004      2006     2005    2003     2006     2000
Small Cap Growth Fund.......................................  2003      2004      2006     2005    2003     2006     2000
Small Cap Value Fund........................................  2003      2004      2006     2005    2003     2006     1999
Small Company Growth Fund*..................................  2003      2004      2006     2005    2003     2006     2000
Utility Fund................................................  2003      2004      2006     2005    2003     2006     1996
Value Opportunities Fund....................................  2003      2004      2006     2005    2003     2006     2001

------------------------------------

* The Small Company Growth Fund had not commenced investment operations as of March 31, 2006.

BOARD COMMITTEES

     The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

     The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and
R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund's financial statements, books of account or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of the Fund with management as well as with the independent registered public accounting firm of the Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of the Fund that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC.

     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

     The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Fund select and nominate any other nominee Independent Trustees for the Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

     During the Fund's last fiscal year, the Board of Trustees held 14 meetings. During the Fund's last fiscal year, the audit committee of the Board held 4 meetings, the brokerage and services committee of the Board held 4 meetings and the governance committee of the Board held 2 meetings.

SHAREHOLDER COMMUNICATIONS

     Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHARE OWNERSHIP

     Excluding deferred compensation balances as described in the Compensation Table, as of December 31, 2005, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust beneficially owned equity securities of each series of the Trust and all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

                2005 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES

DOLLAR RANGE OF EQUITY                                                     TRUSTEES
SECURITIES IN EACH           ----------------------------------------------------------------------------------------------------
SERIES OF THE TRUST            ARCH     CHOATE    DAMMEYER    HEAGY       KENNEDY      KERR     NELSON    SONNENSCHEIN   WOOLSEY
----------------------         ----     ------    --------    -----       -------      ----     ------    ------------   -------
Aggressive Growth Fund.....    none      none      none        none     $1-$10,000     none      none        none          none
Leaders Fund...............    none      none      none        none        none        none      none        none          none
Mid Cap Growth Fund........    none      none      none        none     $1-$10,000     none      none        none          none
Select Growth Fund.........    none      none      none        none     $1-$10,000     none      none        none          none
Small Cap Growth Fund......    none      none      none        none        none        none      none        none          none
Small Cap Value Fund.......    none      none      none        none      $10,001-      none      none        none          none
                                                                          $50,000
Small Company Growth
 Fund......................    none      none      none        none        none        none      none        none          none
Utility Fund...............    none      none      none        none        none        none      none        none          none
Value Opportunities Fund...    none      none      none        none        over        none      none        none          none
                                                                         $100,000

AGGREGATE DOLLAR RANGE OF
 EQUITY SECURITIES IN ALL
 REGISTERED INVESTMENT
 COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND
 COMPLEX...................  $50,001-    $1-       over      $50,001-      over         $1-       $1-      $10,001-      $10,001-
                             $100,000   $10,000   $100,000   $100,000    $100,000     $10,000   $10,000     $50,000       $50,000

INTERESTED TRUSTEE

                                                                   TRUSTEE
                                                               ---------------
DOLLAR RANGE OF EQUITY SECURITIES IN EACH SERIES OF THE TRUST      WHALEN
-------------------------------------------------------------      ------
Aggressive Growth Fund......................................   $10,001-$50,000
Leaders Fund................................................        none
Mid Cap Growth Fund.........................................        none
Select Growth Fund..........................................        none
Small Cap Growth Fund.......................................        none
Small Cap Value Fund........................................   $10,001-$50,000
Small Company Growth Fund...................................        none
Utility Fund................................................     $1-$10,000
Value Opportunities Fund....................................        none
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
  INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FUND
  COMPLEX...................................................    over $100,000

     Including deferred compensation balances (which are amounts deferred and thus retained by the Fund as described in the Compensation Table), as of December 31, 2005, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust had in the aggregate, combining beneficially owned equity securities and deferred compensation of each series of the Trust and of all of the funds in the Fund Complex overseen by the trustee, the dollar range amounts specified below.

          2005 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT TRUSTEES

DOLLAR RANGE OF EQUITY SECURITIES AND                             TRUSTEES
DEFERRED COMPENSATION IN EACH SERIES   --------------------------------------------------------------
OF THE TRUST                             ARCH       CHOATE      DAMMEYER       HEAGY        KENNEDY
-------------------------------------    ----       ------      --------       -----        -------
Aggressive Growth Fund...............    none        none         none          none      $1-$10,000
Leaders Fund.........................    none        none         none          none         none
Mid Cap Growth Fund..................    none        none         none          none      $1-$10,000
Select Growth Fund...................    none        none         none          none      $1-$10,000
Small Cap Growth Fund................    none        none         none          none         none
Small Cap Value Fund.................    none        none         none          none       $10,001-
                                                                                            $50,000
Small Company Growth Fund............    none        none         none          none         none
Utility Fund.........................    none        none         none          none         none
Value Opportunities Fund.............    none        none         none          none         over
                                                                                           $100,000

AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES AND DEFERRED COMPENSATION
 IN ALL REGISTERED INVESTMENT
 COMPANIES OVERSEEN BY TRUSTEE IN THE
 FUND COMPLEX........................  $50,001-      over         over          over         over
                                       $100,000    $100,000     $100,000      $100,000     $100,000

DOLLAR RANGE OF EQUITY SECURITIES AND                        TRUSTEES
DEFERRED COMPENSATION IN EACH SERIES   -----------------------------------------------------
OF THE TRUST                              KERR         NELSON     SONNENSCHEIN     WOOLSEY
-------------------------------------     ----         ------     ------------     -------
Aggressive Growth Fund...............     none          over         none           none
                                                      $100,000
Leaders Fund.........................     none          none         none           none
Mid Cap Growth Fund..................     none          none         none           none
Select Growth Fund...................     none          none         none           none
Small Cap Growth Fund................     none          none         none           none
Small Cap Value Fund.................     none          none         none           none
Small Company Growth Fund............     none          none         none           none
Utility Fund.........................     none          none         none           none
Value Opportunities Fund.............     none          none         none           none

AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES AND DEFERRED COMPENSATION
 IN ALL REGISTERED INVESTMENT
 COMPANIES OVERSEEN BY TRUSTEE IN THE
 FUND COMPLEX........................     over          over         over         $10,001-
                                        $100,000      $100,000      $100,000       $50,000

INTERESTED TRUSTEE

                                                                                TRUSTEE
DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED COMPENSATION IN EACH SERIES  ---------------
OF THE TRUST                                                                    WHALEN
--------------------------------------------------------------------------      ------
Aggressive Growth Fund.............................................         $10,001-$50,000
Leaders Fund.......................................................              none
Mid Cap Growth Fund................................................              none
Select Growth Fund.................................................              none
Small Cap Growth Fund..............................................              none
Small Cap Value Fund...............................................         $10,001-$50,000
Small Company Growth Fund..........................................              none
Utility Fund.......................................................           $1-$10,000
Value Opportunities Fund...........................................              none

AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED COMPENSATION IN
  ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FUND
  COMPLEX..........................................................          over $100,000


     As of October   , 2006, the trustees and officers of the Fund as a group
owned less than 1% of the shares of the Fund.


CODE OF ETHICS

     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

ADVISORY FEES

                                                       FISCAL YEAR ENDED MARCH 31,
                                                 ---------------------------------------
                                                    2006          2005          2004
                                                 -----------   -----------   -----------
The Adviser received the approximate advisory
  fees of......................................  $10,110,700   $10,496,100   $10,138,000

LITIGATION INVOLVING THE ADVISER

     The Adviser and certain affiliates of the Adviser are named as defendants in a derivative suit which additionally names as defendants individual trustees of certain Van Kampen funds. The named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This derivative action was coordinated with a direct action alleging related violations of defendants' statutory disclosure obligations and fiduciary duties with respect to the payments described above. In addition, this derivative action was stayed by agreement of the parties pending rulings on the motion to dismiss the direct action and the motion to dismiss the action described in the next paragraph. In April 2006, the court granted defendants' motion to dismiss the direct action. In June 2006, the court granted defendant's motion to dismiss the action described in the next paragraph. Accordingly, the stay on this action was lifted. Plaintiff and defendants have agreed that this action should be dismissed in light of the rulings dismissing the two cases discussed above.

     The derivative plaintiff in the action described in the preceding paragraph filed a separate derivative action against the Adviser, certain affiliates of the Adviser, the individual trustees of certain Van Kampen funds, and certain unaffiliated entities. The named investment companies, including the Fund, were listed as nominal defendants. The complaint alleged that certain unaffiliated entities engaged in or facilitated market timing and late trading in the Van Kampen funds, and that the Adviser, certain affiliates of the Adviser, and the trustees failed to prevent and/or detect such market timing and late trading. The complaint sought, among other things, the removal of the current trustees of the funds, rescission of the management contracts and distribution plans for the funds, disgorgement of fees and profits from the Adviser and its affiliates, and monetary damages. The court initially granted in part and denied in part the defendants' motion to dismiss this complaint. The defendants moved the court to reconsider those claims it denied. The plaintiff thereafter voluntarily dismissed the independent trustees from the action without prejudice. On June 14, 2006, the court granted defendants' motion for reconsideration and dismissed with prejudice all claims in the action.

     The Adviser and one of the investment companies advised by the Adviser were named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleged, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint sought unspecified compensatory damages, punitive damages, fees and costs. Plaintiff filed the complaint in state court, but defendants removed the case to federal district court under a federal law that provides for removal and dismissal of certain securities class actions that are based on state, rather than federal, law. The district court initially remanded the case to state court, but the court of appeals reversed the district court's remand. The district court then dismissed the action with prejudice. On June 15, 2006, the Supreme Court vacated the judgment of the court of appeals, finding that the court of appeals lacked appellate jurisdiction to review the district court's decision to remand the case to state court. Plaintiff also separately appealed the order of the district court dismissing the action with prejudice. That appeal remains pending in the court of appeals.

                                FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

     As of March 31, 2006, Gary Lewis managed eight mutual funds with a total of approximately $8.1 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     As of March 31, 2006, Dudley Brickhouse managed eight mutual funds with a total of approximately $8.1 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     As of March 31, 2006, Janet Luby managed eight mutual funds with a total of approximately $8.1 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     As of March 31, 2006, Matthew Hart managed eight mutual funds with a total of approximately $8.1 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     As of March 31, 2006, Scott Miller managed eight mutual funds with a total of approximately $8.1 billion in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The portfolio managers of the Fund do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     - Cash Bonus;

     - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

     - Investment Management Deferred Compensation Plan (IMDCP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 75% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu;

     - Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Fund, the Fund's investment performance is measured against the Russell Midcap Growth Index and against appropriate rankings or ratings prepared by Lipper Inc., Morningstar Inc. or similar independent services which monitor Fund performance. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds'/accounts' disclosure materials and guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Managers" above. Generally, the greatest weight is placed on the three- and five-year periods.

     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.

     - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

     As of March 31, 2006, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

     Gary M. Lewis--$500,001-$1 million;
     Dudley Brickhouse--$50,001-$100,000;
     Janet Luby--$100,001-$500,000;
     Matthew Hart--$1-$10,000;
     Scott Miller--$10,001-$50,000.

                                OTHER AGREEMENTS

ACCOUNTING SERVICES AGREEMENT

     The Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

LEGAL SERVICES AGREEMENT

     The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

CHIEF COMPLIANCE OFFICER EMPLOYMENT AGREEMENT

     The Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of the Fund and other Van Kampen funds. The Fund's Chief Compliance Officer and his staff are responsible for administering the compliance policies and procedures of the Fund and other Van Kampen funds. The Fund reimburses Morgan Stanley for the costs and expenses of such services, including compensation and benefits, insurance, occupancy and equipment, information processing and communication, office services, conferences and travel, postage and shipping. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

FUND PAYMENTS PURSUANT TO THESE AGREEMENTS

                                                        FISCAL YEAR ENDED
                                                            MARCH 31,
                                                  ------------------------------
                                                    2006       2005       2004
                                                    ----       ----       ----
Pursuant to these agreements, Morgan Stanley or
  its affiliates have received from the Fund
  approximately*................................  $169,200   $125,300   $115,600

------------------------------------

* The Fund began accruing expenses under the Chief Compliance Officer Employment Agreement on July 15, 2004.

                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. The approximate total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.

                                                                Total            Amounts
                                                             Underwriting      Retained by
                                                             Commissions       Distributor
                                                             ------------      -----------
Fiscal year ended March 31, 2006.......................       $  853,200         $114,800
Fiscal year ended March 31, 2005.......................       $1,167,400         $146,300
Fiscal year ended March 31, 2004.......................       $1,324,700         $155,800

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
                  Size of                         Offering        Amount            As a % of
                 Investment                        Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $50,000...........................       5.75%           6.10%              5.00%
$50,000 but less than $100,000..............       4.75%           4.99%              4.00%
$100,000 but less than $250,000.............       3.75%           3.90%              3.00%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more..........................           *               *                  *
------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. The eighteen-month period ends on the first business day of the nineteenth month after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. Authorized dealers will be eligible to receive the ongoing service fee with respect to such shares commencing in the second year following purchase. Proceeds from the distribution and service fees paid by the Fund during the first twelve months are paid to the Distributor and are used by the Distributor to defray its distribution and service related expenses.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually, commencing in the second year after purchase.

     With respect to Class I Shares, there are no sales charges paid by investors. Commissions or transaction fees may be paid by the Distributor to authorized dealers.


     With respect to Class R Shares, there are no sales charges paid by investors and no commissions or transaction fees paid to authorized dealers. Distribution fees on Class R Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's Class R Shares. With respect to Class R Shares, the authorized dealers generally receive from the Distributor the ongoing distribution fees of up to 0.50% of the average daily net assets of the Fund's Class R Shares.



     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares, Class C Shares and Class R Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares, Class C Shares and Class R Shares. There is no distribution plan or service plan in effect for Class I Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Fund's Board of Trustees setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the trustees, and also by a vote of the disinterested trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the trustees and also by the disinterested trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested trustees or by a vote of a majority of the outstanding voting shares of such class.


     For Class A Shares and Class R Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less, with respect to Class A Shares only, any deferred sales charges it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus applicable to that class of shares (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares and Class R Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.



     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares and Class R Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.


     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.

     As of March 31, 2006, there were approximately $3,978,300 and $80,800 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing approximately 1% and less than 1% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.


     For the fiscal year ended March 31, 2006, the Fund's aggregate expenses paid under the Plans for Class A Shares were $1,803,055 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for distributing and servicing Class A Shareholders and for administering the Class A Share Plans. For the fiscal year ended March 31, 2006, the Fund's aggregate expenses paid under the Plans for Class B Shares were $4,240,456 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $3,180,809 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $1,059,647 for fees paid to financial intermediaries for servicing Class B Shareholders and administering the Class B Share Plans. For the fiscal year ended March 31, 2006, the Fund's aggregate expenses paid under the Plans for Class C Shares were $703,949 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $48,021 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $655,928 for fees paid to financial intermediaries for servicing Class C Shareholders and administering the Class C Share Plans. There were no Class R Shares outstanding as of the fiscal year ended June 30, 2006. Thus, there were no expenses paid under the Plans for Class R Shares for the fiscal year ended June 30, 2006.


     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

     The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain other authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to other authorized dealers for the purpose of promoting the sale of Fund shares, providing the Fund and other Van Kampen funds with "shelf space" or a higher profile with the authorized dealer's financial advisors and consultants, placing the Fund and other Van Kampen funds on the authorized dealer's preferred or recommended fund list, granting the Distributor access to the authorized dealer's financial advisors and consultants, providing assistance in training and educating the authorized dealer's personnel, furnishing marketing support and other specified services, maintaining share balances and/or for sub-accounting, administrative or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Van Kampen funds), amount of assets invested by the authorized dealer's customers (which could include current or aged assets of the Fund and/or some or all other Van Kampen funds), the Funds advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor.


     With respect to Morgan Stanley DW financial advisers and intermediaries, these payments currently include the following amounts: (1) for Class A Shares, Class B Shares and Class C Shares and Class R Shares for which the Adviser and/or the Distributor are not engaged in revenue sharing with a 401(k) platform provider (excluding shares, if any, held by participants in the Morgan Stanley Fund Solution(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement Solutions), (a) an amount equal to 0.11% of the value (at the time of sale) of gross sales of such Fund shares and (b) an ongoing annual fee in an amount up to 0.03% of the value of such Fund shares held (to the extent assets held by Morgan Stanley DW accounts in certain Van Kampen Funds exceed $600 million); (2) for Class I Shares (excluding sales through Morgan Stanley Fund Solution(SM) Program, Morgan Stanley Funds Portfolio Architect(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement Solutions), an ongoing annual fee in an amount up to 0.05% of the value of such shares held; and (3) for shares sold through 401(k) platforms in Morgan Stanley Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held.


     With respect to other authorized dealers, these payments currently include the following amounts: (1) other than sales through 401(k) platforms, (a) an amount up to 0.25% of the value (at the time of sale) of gross sales of Fund shares and/or (b) an ongoing annual fee in an amount up to 0.13% of the value of such Fund shares; and (2) for shares sold through 401(k) platforms, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held. You should review carefully any disclosure by your authorized dealer as to its compensation.

     The prospect of receiving, or the receipt of, such compensation, as described above, by Morgan Stanley DW or other authorized dealers may provide Morgan Stanley DW or other authorized dealers, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an authorized dealer does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     The Distributor has entered into agreements with the following firms whereby certain shares of the Fund will be offered pursuant to such firms' retirement plan alliance program(s): (i) Fidelity Investments Institutional Operations Company, Inc., (ii) Fidelity Brokerage Services, Inc. & National Financial Services Corporation, (iii) First Union National Bank, (iv) Great West Life & Annuity Insurance Company/BenefitsCorp Equities, Inc., (v) Hewitt Associates, LLC, (vi) Huntington Bank, (vii) AMVESCAP

Retirement, Inc., (viii) Lincoln National Life Insurance Company, (ix) Merrill Lynch Pierce, Fenner & Smith Incorporated, (x) Morgan Stanley DW Inc., (xi) National Deferred Compensation, Inc., (xii) Nationwide Investment Services Corporation, (xiii) Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks, (xiv) The Prudential Insurance Company of America, (xv) Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services, (xvi) Union Bank of California, N.A., (xvii) Vanguard Marketing Corporation (a wholly-owned subsidiary of the Vanguard Group Inc.), (xviii) Buck Consultants, Inc., (xix) American Century Retirement Plan Services,
(xx) Key Bank, N.A., (xxi) Franklin Templeton, Inc., (xxii) SunGard Institutional Brokerage Inc., (xxiii) Putnam Fiduciary Trust Company, (xxiv) GoldK Investment Services, Inc., (xxv) Union Bank of California, N.A., (xxvi) ABN AMRO Trust Services Co., (xxvii) Northern Trust Retirement Consulting, LLC. and (xxviii) MetLife Securities, Inc. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through a broker-dealer retirement plan alliance program should contact the firms mentioned above for further information concerning the program(s) including, but not limited to, minimum size and operational requirements, as well as the availability of Class A Shares at net asset value or other share classes.

                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund and are approved by the Fund's Board of Trustees. The transfer agency fees are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Trustees.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Certain broker-dealers, through which the Fund may effect securities transactions, are affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     Unless otherwise disclosed below, the Fund paid no commissions to affiliated brokers during the last three fiscal years. The Fund paid the following commissions to brokers during the fiscal years shown:

                                                                           Affiliated
                                                                             Brokers
                                                                          -------------
                                                                             Morgan
                                                                All          Stanley
                                                              Brokers        DW Inc.
Commissions Paid:                                             -------        -------
  Fiscal year ended March 31, 2006.......................   $4,179,374      $255,534
  Fiscal year ended March 31, 2005.......................   $5,818,416      $353,414
  Fiscal year ended March 31, 2004.......................   $8,592,355      $158,403
Fiscal Year 2006 Percentages:
  Commissions with affiliate to total commissions......................         6.11%
  Value of brokerage transactions with affiliate to total
     transactions......................................................         2.27%

     During the fiscal year ended March 31, 2006, the Fund paid $3,534,931 in brokerage commissions on transactions totaling $2,908,403,880 to brokers selected primarily on the basis of research services provided to the Adviser.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectuses captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectuses and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 947, Jersey City, New Jersey 07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds up to $50,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired).

DIVIDEND DIVERSIFICATION

     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectuses) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."

     Class B Shareholders and Class C Shareholders (as well as Class A Shareholders subject to a contingent deferred sales charge) who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge (if any) to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale. There is no reinstatement privilege for Class I Shares or Class R Shares of the Fund. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event regardless of whether the shareholder reinstates all or any portion of the net proceeds of the redemption. Any such loss may be disallowed, to the extent of the reinstatement, under the so-called "wash sale" rules if the reinstatement occurs within 30 days after such redemption. In that event, the shareholder's tax basis in the shares acquired pursuant to the reinstatement will be increased by the amount of the disallowed loss, and the shareholder's holding period for such shares will include the holding period for the redeemed shares.


                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within eighteen months of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a CDSC-Class A, followed by shares held the longest in the shareholder's account. The CDSC-Class A is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC-Class A is imposed on increases in net asset value above the initial purchase price. In addition, no CDSC-Class A is assessed on shares derived from reinvestment of dividends or capital gain dividends.

                  WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     As described in the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class A (defined above) and CDSC-Class B and C are waived on redemptions in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B Shareholder and Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class A and the CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class A or CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The CDSC-Class A and the CDSC-Class B and C also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Internal Revenue Code Section 408(d)(4) or
(5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2) or the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2). In addition, the CDSC-Class A and the CDSC-Class B and C will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class A or the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." If the initial account balance is $1 million or more and the shareholder purchased Class A Shares without a sales charge, those Class A Shares will, in most instances, be subject to a CDSC-Class A if redeemed within eighteen months of their date of purchase. However, if the shareholder participates in a systematic withdrawal program as described herein, any applicable CDSC-Class A will be waived on those Class A Shares. The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class A and CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class A in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class A Shares. The Fund will waive the CDSC-Class B and C in certain 401(k) plans in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class B Shares and Class C Shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Class A Shares, Class B Shares and Class C Shares Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Class A Shares, Class B Shares and Class C Shares Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class A and the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.

     To avoid a nondeductible 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

PASSIVE FOREIGN INVESTMENT COMPANIES

     The Fund may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause the Fund to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

     Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The tax basis of such shares will equal their fair market value on the distribution date.

     The Fund may invest in securities of REITs or corporations that invest significantly in real property and are treated as "United States real property holding corporations" for U.S. federal income tax purposes. The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") subjects a non-United States person to U.S. tax on gain from the disposition of interests in U.S. real property as if such person were a United States person. Such gain is sometimes referred to "FIRPTA gain." If the Fund recognizes FIRPTA gain from the sale or other disposition of REIT securities or securities of any other "United States real property holding corporation" (as defined in the Code), or receives a distribution from a REIT that is attributable to the REIT's sale of "United State real property interests" (as defined in the Code), then a portion of the Fund's distributions to its Non-U.S. Shareholders will be attributable to such FIRPTA gain. The Fund may be required to withhold U.S. withholding tax at a rate of 35% from distributions to its Non-U.S. Shareholders that are attributable to the Fund's receipt of FIRPTA gain distributions from a REIT in which the Fund invests. The Fund also may be required to withhold from distributions to its Non-U.S. Shareholders that are attributable to the Fund's own recognition of FIRPTA gain (e.g., from the Fund's sale of United States real property interests). Non-U.S. Shareholders who receive such distributions may be required to pay tax on such distributions at regular graduated rates applicable to United States persons and file a non-resident U.S. income tax return. While the Fund intends to make every effort to identify and pass through any FIRPTA gain that it receives from its investments in REITs (or that it recognizes directly), and to make any required withholdings on distributions of this income paid directly to Non-U.S. Shareholders, intermediaries who have assumed tax reporting responsibilities on managed or omnibus accounts may not have the capacity to identify Non-U.S. Shareholders who are paid distributions attributable to FIRPTA gain and to properly withhold U.S. federal income taxes on these distributions. Non-U.S. Shareholders of these accounts should consult their investment representatives and tax advisors about any additional tax that may be due on FIRPTA gain.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund may be eligible for the corporate dividends received deduction if the Fund receives qualifying dividends during the year and if certain requirements of the Code are satisfied.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the nondeductible 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital, or in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010). The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

     For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include any shareholder who is not:

     - an individual who is a citizen or resident of the United States;

     - a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

     - an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

     - a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

     A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Fund (other than capital gain dividends, interest-related dividend, short-term capital gain dividends and dividends attributable to the sale or disposition of U.S. real property interests) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a properly completed Internal Revenue Service ("IRS") Form W-8BEN certifying the shareholder's non-United States status.

     Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. The amount of interest related dividends that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. "Qualified interest income" includes among other items, interest paid on debt obligations of a U.S. issuer and interest paid on deposits with U.S. banks, subject to certain exceptions. The amount of short-term capital gain dividends that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to Non-U.S. Shareholders that are present in the United States for more than 182 days during the taxable year. Also, the exemption for "short-term capital gain dividends" does not apply to the extent a dividend is attributable to gains from U.S. real property interests (including shares of stock of REITs or other corporations that are treated as U.S. real property holding corporations for U.S. federal income tax purposes). If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to Non-U.S. Shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. No assurance can be given that Congress will not repeal these provisions prior to their scheduled expiration.

     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to U.S. federal income tax in the case of
(i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and redemption proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.

     If income from the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.

     Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements (401(k)s) and other tax-exempt entities, generally are exempt from U.S. federal income taxation except with respect to their unrelated business taxable income (UBTI). To the extent that Fund invests in residual interests of a real estate mortgage investment conduit ("REMIC") or in a REIT that invests in REMIC residual interests, a portion of the Fund's income that is attributable to these residual interests (and which is referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events. Treasury regulations that have yet to be issued in final form are expected to provide that excess inclusion income of regulated investment companies, such as the Fund, will be allocated through the Fund to its shareholders in proportion to the dividends received by such shareholders, with the same consequences as if the Fund shareholders had held the related REMIC residual interests directly. In general, excess inclusion income allocated to tax-exempt shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute UBTI to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a Non-U.S. Shareholder (as defined below), will not qualify for any reduction in U.S. federal withholding tax. Tax-exempt shareholders should consult their tax advisors about the implications of these rules on their particular tax situations.

     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

BACKUP WITHHOLDING


     The Fund may be required to withhold federal income tax at a rate of 28% (through 2010) ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number or to certify its non-U.S. status (in the case of a Non-U.S. Shareholder), (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

     The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends, capital gain dividends and redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld, if any, with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.


     Total return is calculated separately for Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.


     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time, the Fund's marketing materials may include an update from the portfolio manager or the Adviser and a discussion of general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds' shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge from our web site at www.vankampen.com or by calling or writing the Fund at the telephone number or address printed on the cover of this Statement of Additional Information.

     The results shown below are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

CLASS A SHARES

     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended March 31, 2006 was 16.98%, (ii) the five-year period ended March 31, 2006 was 0.58% and (iii) the approximately nine-year, ten-month period from May 29, 1996 (commencement of distribution of Class A Shares of the Fund) to March 31, 2006 was 9.14%.

     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to Class A Shares from May 29, 1996 (commencement of distribution of Class A Shares of the Fund) to March 31, 2006 was 136.43%.

     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to Class A Shares from May 29, 1996 (commencement of distribution of Class A Shares of the Fund) to March 31, 2006 was 150.98%.

CLASS B SHARES

     The Fund's average annual total return for Class B Shares listed below reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically converted to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended March 31, 2006 was 18.26%, (ii) the five-year period ended March 31, 2006 was 0.72% and (iii) the approximately nine-year, ten-month period from May 29, 1996 (commencement of distribution of Class B Shares of the Fund) to March 31, 2006 was 9.29%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to Class B Shares from May 29, 1996

(commencement of distribution of Class B Shares of the Fund) to March 31, 2006 was 139.68%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to Class B Shares from May 29, 1996 (commencement of distribution of Class B Shares of the Fund) to March 31, 2006 was 139.68%.

CLASS C SHARES

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended March 31, 2006 was 22.19%, (ii) the five-year period ended March 31, 2006 was 1.00% and (iii) the approximately nine-year, ten-month period from May 29, 1996 (commencement of distribution of Class C Shares of the Fund) to March 31, 2006 was 8.99%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to Class C Shares from May 29, 1996 (commencement of distribution of Class C Shares of the Fund) to March 31, 2006 was 133.16%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to Class C Shares from May 29, 1996 (commencement of distribution of Class C Shares of the Fund) to March 31, 2006 was 133.16%.

CLASS I SHARES

     The Fund's average annual total return for Class I Shares of the Fund for
(i) the one-year period ended March 31, 2006 was 24.47% (ii) the five-year period ended March 31, 2006 was 2.04% (iii) and the approximately five-year, five-month period from October 16, 2000 (commencement of distribution of Class I Shares of the Fund) to March 31, 2006 was -8.25%.

     The Fund's cumulative non-standardized total return with respect to Class I Shares from October 16, 2000 (commencement of distribution of Class I Shares of the Fund) to March 31, 2006 was -37.46%.


CLASS R SHARES



     There were no Class R Shares of the Fund outstanding as of the date of this Statement of Additional Information. In reports or other communications to shareholders or in advertising material for Class R Shares, the Fund may include historical performance information reflecting the following method of calculation: (a) for periods prior to the commencement of distribution of Class R Shares, a restated figure based on Class A Shares which has been adjusted to exclude the effect of the Class A Shares' maximum sales charge and to reflect the Class R Shares distribution and service fees of up to 0.50%, which are higher than Class A Shares, and (b) for periods after the commencement of distribution of Class R Shares, actual Class R Shares performance. According to this method of calculation, the Fund's average annual total return for Class R Shares of the

Fund for (i) the one-year period ended June 30, 2006 was      %, (ii) the
five-year period ended June 30, 2006 was      %, (iii) the ten-year period ended
June 30, 2006 was      %; and the Fund's cumulative non-standardized total
return, with respect to Class R Shares, from May 29, 1996 (commencement of
distribution of Class A Shares of the Fund) to June 30, 2006 was      %.


                               OTHER INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings information (the "Policy"). Pursuant to the Policy, information concerning the Fund's portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Adviser to the Fund's shareholders. The Fund and the Adviser may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Fund's Policy is implemented and overseen by the Portfolio Holdings Review Committee (the "PHRC"), which is described in more detail below.

     Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to the Fund's public web site. On its public web site, the Fund currently makes available:

     - Calendar Quarters: Complete portfolio holdings as of the end of each calendar quarter disclosed with a minimum lag time of 30 calendar days.

     - Monthly: Top 10 (or top 15) largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 15 business days.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semiannual and Annual Reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

     Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Policy. Pursuant to the Policy, disclosing non-public portfolio holdings information to third parties may occur only when the Fund has a legitimate business purpose for doing so and the recipients of such information are subject to a duty of confidentiality, which prohibits such recipients from disclosing or trading on the basis of the non-public portfolio holdings information. Any disclosure of non-public portfolio holdings information made to third parties must be approved by both the Fund's Board of Trustees (or a designated committee thereof) and the PHRC. The Policy provides for disclosure of non-public portfolio holdings information to certain pre-authorized categories of entities, executing broker-dealers and shareholders, in each case under specific restrictions and limitations described below, and the Policy provides a process for approving any other entities.

     Pre-Authorized Categories. Pursuant to the Policy, the Fund may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, and service providers, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or the Adviser (including legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. The PHRC is responsible for monitoring and reporting on such entities to the Fund's Board of Trustees. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public portfolio holdings information.

     Broker-Dealer Interest Lists. Pursuant to the Policy, the Adviser may provide "interest lists" to broker-dealers who execute securities transactions for the Fund. Interest lists may specify only the CUSIP numbers and/or ticker symbols of the securities held in all registered management investment companies advised by the Adviser or affiliates of the Adviser on an aggregate basis. Interest lists will not disclose portfolio holdings on a fund by fund basis and will not contain information about the number or value of shares owned by a specified fund. The interest lists may identify the investment strategy to which the list relates, but will not identify particular funds or portfolio managers/management teams. Broker-dealers need not execute a non-disclosure agreement to receive interest lists.

     Shareholders In-Kind Distributions. The Fund's shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. In such circumstances, pursuant to the Policy, such Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

     Attribution Analyses. Pursuant to the Policy, the Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     Transition Managers. Pursuant to the Policy, the Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     Other Entities. Pursuant to the Policy, the Fund or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers, shareholders receiving in-kind distributions, persons receiving attribution analyses, or transition managers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the PHRC and the Fund's Board of Trustees (or a designated committee thereof). The PHRC will report to the Board of Trustees of the Fund on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.

     PHRC and Board of Trustees Oversight. The PHRC, which consists of executive officers of the Fund and the Adviser, is responsible for overseeing and implementing the Policy and determining how portfolio holdings information will be disclosed on an ongoing basis. The PHRC will periodically review and has the authority to amend the Policy as necessary. The PHRC will meet at least quarterly to (among other matters):

     - address any outstanding issues relating to the Policy;

     - monitor the use of information and compliance with non-disclosure agreements by current recipients of portfolio holdings information;

     - review non-disclosure agreements that have been executed with prospective third parties and determine whether the third parties will receive portfolio holdings information;

     - generally review the procedures to ensure that disclosure of portfolio holdings information is in the best interests of Fund shareholders; and

     - monitor potential conflicts of interest between Fund shareholders, on the one hand, and those of the Adviser, the Distributor or affiliated persons of the Fund, the Adviser or the Distributor, on the other hand, regarding disclosure of portfolio holdings information.

The PHRC will regularly report to the Board of Trustees on the Fund's disclosure of portfolio holdings information and the proceedings of PHRC meetings.

     Ongoing Arrangements of Portfolio Holdings Information. The Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio holdings. The Fund currently may disclose portfolio holdings information based on ongoing arrangements to the following pre-authorized parties:

NAME                          INFORMATION DISCLOSED     FREQUENCY(1)           LAG TIME
----                          ---------------------  -------------------   -----------------
SERVICE PROVIDERS
State Street Bank and Trust
  Company (*)...............  Full portfolio         Daily basis                  (2)
                              holdings
Institutional Shareholder
  Services (ISS) (proxy
  voting
  agent) (*)................  Full portfolio         Twice a month                (2)
                              holdings

NAME                          INFORMATION DISCLOSED     FREQUENCY(1)           LAG TIME
----                          ---------------------  -------------------   -----------------
FT Interactive Data Pricing
  Service Provider (*)......  Full portfolio         As needed                    (2)
                              holdings
Van Kampen Investor
  Services Inc. (*).........  Full portfolio         As needed                    (2)
                              holdings
David Hall (*)..............  Full portfolio         On a semi-annual             (3)
                              holdings               and annual fiscal
                                                     basis
Windawi (*).................  Full portfolio         On a semi-annual             (3)
                              holdings               and annual fiscal
                                                     basis
FUND RATING AGENCIES
Lipper (*)..................  Full portfolio         Monthly and           Approximately 1
                              holdings               quarterly basis       day after
                                                                           previous month
                                                                           end and
                                                                           approximately 30
                                                                           days after
                                                                           quarter end,
                                                                           respectively
Morningstar (**)............  Full portfolio         Quarterly basis       Approximately 30
                              holdings                                     days after
                                                                           quarter end
Standard & Poor's (*).......  Full portfolio         Monthly               As of previous
                              holdings                                     month end
CONSULTANTS AND ANALYSTS
Arnerich Massena &
  Associates, Inc. (*)......  Top Ten and Full       Quarterly basis (6)   Approximately
                              portfolio holdings                           10-12 days after
                                                                           quarter end
Bloomberg (*)...............  Full portfolio         Quarterly basis       Approximately
                              holdings                                     10-12 days after
                                                                           quarter end
Callan Associates (*).......  Top Ten and Full       Monthly and           Approximately
                              portfolio holdings     quarterly basis,      10-12 days after
                                                     respectively (6)      month/quarter end
Cambridge Associates (*)....  Top Ten and Full       Quarterly basis (6)   Approximately
                              portfolio holdings                           10-12 days after
                                                                           quarter end
CTC Consulting, Inc.
  (**) .....................  Top Ten and Full       Quarterly basis       Approximately 15
                              portfolio holdings                           days after
                                                                           quarter end and
                                                                           approximately 30
                                                                           days after
                                                                           quarter end,
                                                                           respectively

NAME                          INFORMATION DISCLOSED     FREQUENCY(1)           LAG TIME
----                          ---------------------  -------------------   -----------------
Credit Suisse
  First Boston (*)..........  Top Ten and Full       Monthly and           Approximately
                              portfolio holdings     quarterly basis,      10-12 days after
                                                     respectively (6)      month/quarter end
Evaluation Associates (*)...  Top Ten and Full       Monthly and           Approximately
                              portfolio holdings     quarterly basis,      10-12 days after
                                                     respectively (6)      month/quarter end
Fund Evaluation Group
  (**)......................  Top Ten portfolio      Quarterly basis       At least 15 days
                              holdings (4)                                 after quarter end
Jeffrey Slocum & Associates
  (*).......................  Full portfolio         Quarterly basis (6)   Approximately
                              holdings (5)                                 10-12 days after
                                                                           quarter end
Hammond Associates (**).....  Full portfolio         Quarterly basis       At least 30 days
                              holdings (5)                                 after quarter end
Hartland & Co. (**).........  Full portfolio         Quarterly basis       At least 30 days
                              holdings (5)                                 after quarter end
Hewitt Associates (*).......  Top Ten and Full       Monthly and           Approximately
                              portfolio holdings     quarterly basis,      10-12 days after
                                                     respectively (6)      month/quarter end
Merrill Lynch (*)...........  Full portfolio         Monthly basis         Approximately 1
                              holdings                                     day after
                                                                           previous month
                                                                           end
Mobius (**).................  Top Ten portfolio      Monthly basis         At least 15 days
                              holdings (4)                                 after month end
Nelsons (**)................  Top Ten holdings (4)   Quarterly basis       At least 15 days
                                                                           after quarter end
Prime Buchholz & Associates,
  Inc. (**).................  Full portfolio         Quarterly basis       At least 30 days
                              holdings (5)                                 after quarter end
PSN (**)....................  Top Ten holdings (4)   Quarterly basis       At least 15 days
                                                                           after quarter end
PFM Asset Management LLC
  (*).......................  Top Ten and Full       Quarterly basis (6)   Approximately
                              portfolio holdings                           10-12 days after
                                                                           quarter end
Russell Investment Group/
  Russell/Mellon Analytical
  Services, Inc. (**).......  Top Ten and Full       Monthly and           At least 15 days
                              portfolio holdings     quarterly basis       after month end
                                                                           and at least 30
                                                                           days after
                                                                           quarter end,
                                                                           respectively

NAME                          INFORMATION DISCLOSED     FREQUENCY(1)           LAG TIME
----                          ---------------------  -------------------   -----------------
Stratford Advisory Group,
  Inc. (*)..................  Top Ten portfolio      Quarterly basis (6)   Approximately
                              holdings (7)                                 10-12 days after
                                                                           quarter end
Thompson Financial (**).....  Full portfolio         Quarterly basis       At least 30 days
                              holdings (5)                                 after quarter end
Watershed Investment
  Consultants, Inc. (*).....  Top Ten and Full       Quarterly basis (6)   Approximately
                              portfolio holdings                           10-12 days after
                                                                           quarter end
Yanni Partners (**).........  Top Ten portfolio      Quarterly basis       At least 15 days
                              holdings (4)                                 after quarter end
PORTFOLIO ANALYTICS PROVIDER
  Fact Set (*)..............  Complete portfolio     Daily                 One day
                              holdings

------------------------------------

 (*) This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore this entity can only receive publicly available information.

 (1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

 (2) Information will typically be provided on a real time basis or as soon thereafter as possible.

 (3) As needed after the end of the semi-annual and/or annual period.

 (4) Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

 (5) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

 (6) This information will also be provided upon request from time to time.

 (7) Full portfolio holdings will also be provided upon request from time to time.

     The Fund may also provide Fund portfolio holdings information, as part of its normal business activities, to persons who owe a duty of trust or confidence to the Fund or the Adviser. These persons currently are (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis),
(iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, One

Lincoln Street, Boston, Massachusetts 02111, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the Fund's independent registered public accounting firm.

PROXY VOTING POLICY AND PROXY VOTING RECORD

     The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Adviser. The following is a summary of the Adviser's Proxy Voting Policy ("Proxy Policy").

     The Adviser uses its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Adviser has formed a Proxy Review Committee ("Committee") comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that the Adviser will vote proxies in the best interests of clients consistent with the objective of maximizing long-term investment returns. The Proxy Policy provides that the Adviser generally will vote proxies in accordance with pre-determined guidelines contained in the Proxy Policy. The Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee. The Adviser generally will not vote a proxy if it has sold the affected security between the record date and the meeting date.

     The Proxy Policy provides that, unless otherwise determined by the Committee, votes will be cast in the manner described below:

     - Generally, routine proposals will be voted in support of management.

     - With regard to the election of trustees/directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.

     - The Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.).

     - The Adviser will vote against certain non-routine proposals (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.), notwithstanding management support.

     - The Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.) which may have a substantive financial or best interest impact on an issuer.

     - The Adviser will vote for certain proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating supermajority voting requirements, etc.).


     - The Adviser will vote against certain proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, etc.).

     - Certain other proposals (i.e., proposals requiring directors to own large amounts of company stock to be eligible for election, proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.

     While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent the Adviser's ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to the Fund of voting such proxies.

     Conflicts of Interest. If the Committee determines that an issue raises a material conflict of interest or gives rise to a potential material conflict of interest, the Committee will request a special committee to review and recommend a course of action with respect to the conflict in question, and that special committee will have sole discretion to cast a vote.

     Third Parties. To assist in its responsibility for voting proxies, the Adviser may retain third-party services as experts in the proxy voting and corporate governance area. These proxy research providers are referred to herein as "Research Providers." The services provided to the Adviser by the Research Providers include in-depth research, global issuer analysis, and voting recommendations. While the Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, the Research Providers provide vote execution, reporting, and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.

     Further Information. A copy of the Proxy Policy, as well as the Fund's most recent proxy voting record filed with the SEC, are available without charge on our web site at www.vankampen.com. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     An independent registered public accounting firm for the Fund performs an annual audit of the Fund's financial statements. The Trust's Board of Trustees has engaged

          , located at           ,           ,           , to be the Fund's
independent registered public accounting firm.


LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom LLP.

                              FINANCIAL STATEMENTS

     The audited financial statements of the Fund are incorporated herein by reference to the Annual Report to shareholders of the Fund dated March 31, 2006. The Annual Report may be obtained by following the instructions on the cover of this Statement of Additional Information. The Annual Report is included as part of the Trust's filing on Form N-CSR as filed with the SEC on June 1, 2006. The Annual Report may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

                           PART C: OTHER INFORMATION

ITEM 23. EXHIBITS.
          (a)(1) Agreement and Declaration of Trust(27)
             (2) Certificate of Amendment(29)
             (3) Certificate of Designation for:

                   (i)  Van Kampen Utility Fund(50)
                  (ii)  Van Kampen Mid Cap Growth Fund(50)
                 (iii)  Van Kampen Aggressive Growth Fund(48)
                  (iv)  Van Kampen Small Cap Value Fund(48)
                   (v)  Van Kampen Small Company Growth Fund++
                  (vi)  Van Kampen Small Cap Growth Fund(50)
                 (vii)  Van Kampen Select Growth Fund(52)
                (viii)  Van Kampen Value Opportunities Fund(50)
                  (ix)  Van Kampen Leaders Fund(53)
                   (x)  Van Kampen Asset Allocation Conservative Fund++
                  (xi)  Van Kampen Asset Allocation Moderate Fund++
                 (xii)  Van Kampen Asset Allocation Growth Fund++

          (b) By-Laws(27)
          (c) Specimen Share Certificates for:

                   (i)  Van Kampen Utility Fund(50)
                  (ii)  Van Kampen Mid Cap Growth Fund(50)
                 (iii)  Van Kampen Aggressive Growth Fund(50)
                  (iv)  Van Kampen Small Cap Value Fund(50)
                   (v)  Van Kampen Small Company Growth Fund++
                  (vi)  Van Kampen Small Cap Growth Fund(41)
                 (vii)  Van Kampen Select Growth Fund(52)
                (viii)  Van Kampen Value Opportunities Fund(43)
                  (ix)  Van Kampen Leaders Fund(54)
                   (x)  Van Kampen Asset Allocation Conservative Fund++
                  (xi)  Van Kampen Asset Allocation Moderate Fund++
                 (xii)  Van Kampen Asset Allocation Growth Fund++

          (d)(1) Investment Advisory Agreement for:

                   (i)  Van Kampen Utility Fund(28)
                  (ii)  Van Kampen Mid Cap Growth Fund(28)
                 (iii)  Van Kampen Aggressive Growth Fund(28)
                  (iv)  Van Kampen Small Cap Value Fund(30)
                   (v)  Van Kampen Small Company Growth Fund++
                  (vi)  Van Kampen Small Cap Growth Fund(41)
                 (vii)  Van Kampen Select Growth Fund(37)
                (viii)  Van Kampen Value Opportunities Fund(43)
                  (ix)  Van Kampen Leaders Fund(54)
                   (x)  Van Kampen Asset Allocation Conservative Fund++
                  (xi)  Van Kampen Asset Allocation Moderate Fund++
                 (xii)  Van Kampen Asset Allocation Growth Fund++

             (2) Amendment to the Investment Advisory Agreement for Van Kampen
                 Small Cap Value Fund(52)
          (e)(1) Distribution and Service Agreement for:

                   (i)  Van Kampen Utility Fund(28)
                  (ii)  Van Kampen Mid Cap Growth Fund(28)
                 (iii)  Van Kampen Aggressive Growth Fund(28)
                  (iv)  Van Kampen Small Cap Value Fund(30)
                   (v)  Van Kampen Small Company Growth Fund++
                  (vi)  Van Kampen Small Cap Growth Fund(41)
                 (vii)  Van Kampen Select Growth Fund(37)
                (viii)  Van Kampen Value Opportunities Fund(43)
                  (ix)  Van Kampen Leaders Fund(54)
                   (x)  Van Kampen Asset Allocation Conservative Fund++
                  (xi)  Van Kampen Asset Allocation Moderate Fund++
                 (xii)  Van Kampen Asset Allocation Growth Fund++

             (2) Form of Dealer Agreement(48)
          (f)(1) Form of Trustee Deferred Compensation Agreement(*)
             (2) Form of Trustee Retirement Plan(*)
          (g)(1)(a) Custodian Contract(32)
                (b) Amendment dated May 24, 2001 to the Custodian Contract(45)

                (c) Amendment dated October 3, 2005 to the Custodian
Contract(56)

             (2) Transfer Agency and Service Agreement(28)
          (h)(1) Fund Accounting Agreement(32)

                   (i)  Amendments to Fund Accounting Agreement(46)

             (2) Amended and Restated Legal Services Agreement(46)
           (i)(1) Opinion of Skadden, Arps, Slate, Meagher & Flom LLP for:

                   (i)  Van Kampen Utility Fund(50)
                  (ii)  Van Kampen Mid Cap Growth Fund(50)
                 (iii)  Van Kampen Aggressive Growth Fund++
                  (iv)  Van Kampen Small Cap Value Fund(50)
                   (v)  Van Kampen Small Company Growth Fund++
                  (vi)  Van Kampen Small Cap Growth Fund(50)
                 (vii)  Van Kampen Select Growth Fund(52)
                (viii)  Van Kampen Value Opportunities Fund(50)
                  (ix)  Van Kampen Leaders Fund(54)
                   (x)  Van Kampen Asset Allocation Conservative Fund++
                  (xi)  Van Kampen Asset Allocation Moderate Fund++
                 (xii)  Van Kampen Asset Allocation Growth Fund++


             (2) Consent of Skadden, Arps, Slate, Meagher & Flom LLP+

          (j) Consent of independent registered accounting firm++

          (k) Not Applicable
          (l) Letter of Understanding relating to initial capital(27)

          (m)(1) Plan of Distribution pursuant to Rule 12b-1 for:

                   (i)  Van Kampen Utility Fund(27)
                  (ii)  Van Kampen Mid Cap Growth Fund(27)
                 (iii)  Van Kampen Select Growth Fund(37)
                  (iv)  Van Kampen Small Cap Value Fund(30)
                   (v)  Van Kampen Aggressive Growth Fund++
                  (vi)  Van Kampen Small Cap Growth Fund(41)
                 (vii)  Van Kampen Value Opportunities Fund(43)
                (viii)  Van Kampen Small Company Growth Fund++
                  (ix)  Van Kampen Leaders Fund(54)
                   (x)  Van Kampen Asset Allocation Conservative Fund++
                  (xi)  Van Kampen Asset Allocation Moderate Fund++
                 (xii)  Van Kampen Asset Allocation Growth Fund++


             (2) Form of Shareholder Assistance Agreement(32)
             (3) Form of Administrative Services Agreement(32)
             (4) Form of Shareholder Servicing Agreement(45)

             (5) Amended and Restated Service Plan for:

                   (i)  Van Kampen Utility Fund(46)
                  (ii)  Van Kampen Mid Cap Growth Fund(46)
                 (iii)  Van Kampen Select Growth Fund(46)
                  (iv)  Van Kampen Small Cap Value Fund(46)
                   (v)  Van Kampen Aggressive Growth Fund++
                  (vi)  Van Kampen Small Cap Growth Fund(46)
                 (vii)  Van Kampen Value Opportunities Fund(46)
                (viii)  Van Kampen Small Company Growth Fund++
                  (ix)  Van Kampen Leaders Fund(54)
                   (x)  Van Kampen Asset Allocation Conservative Fund++
                  (xi)  Van Kampen Asset Allocation Moderate Fund++
                 (xii)  Van Kampen Asset Allocation Growth Fund++


          (n) Third Amended and Restated Multi-Class Plan(50)
          (p)(1) Code of Ethics of the Investment Adviser and Distributor(50)
             (2) Code of Ethics of the Funds(44)
             (3) Code of Ethics of the Principal Executive and Senior Financial
                 Officers(50)

          (q)    Power of Attorney(56)


          (z)(1) List of certain investment companies in response to Item 27(a)(56)


             (2) List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)(56)

---------------
(27) Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on October 28, 1996.

(28) Incorporated herein by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on October 28, 1997.

(29) Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on September 30, 1998.

(30) Incorporated herein by reference to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on March 1, 1999.

 (*) Incorporated herein by reference to Post-Effective Amendment No. 81 to Van
     Kampen Harbor Fund's Registration Statement on Form N-1A, File Numbers 2-12685 and 811-734, filed April 29, 1999.

(32) Incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on June 16, 1999.

(37) Incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on April 24, 2000.

(41) Incorporated herein by reference to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on October 19, 2000.

(43) Incorporated herein by reference to Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on April 16, 2001.

(44) Incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on July 19, 2001.

(45) Incorporated herein by reference to Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on July 19, 2002.

(46) Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on July 24, 2003.

(48) Incorporated herein by reference to Post-Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on July 28, 2004.

(49) Incorporated herein by reference to Post-Effective Amendment No. 49 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on September 28, 2004.

(50) Incorporated herein by reference to Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on November 30, 2004.

(52) Incorporated herein by reference to Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on July 26, 2005.

(53) Incorporated herein by reference to Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on November 23, 2005.

(54) Incorporated herein by reference to Post-Effective Amendment No. 54 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on February 3, 2006.


(56) Incorporated herein by reference to Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on July 26, 2006.


 + Filed herewith.

++ To be filed by further amendment.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

  See Statement of Additional Information.

ITEM 25.  INDEMNIFICATION.

  Pursuant to Del. Code Ann. Title 12, Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.

  Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust, as amended, (the "Agreement and Declaration of Trust")
Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of such person's office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent legal counsel in a written opinion or a majority of a quorum of non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct, in the conduct of his or her office.

  The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustees would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

  Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

  Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the "Distributor") and each of its trustees and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements, in light of the circumstances, not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case is the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

  Pursuant to the agreement by which Van Kampen Investor Services Inc. ("Investor Services") is appointed transfer agent of the Fund, the Registrant agrees to indemnify and hold Investor Services harmless against any losses, damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:

  (1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.

  (2) reliance by Investor Services on, or reasonable use by, Investor Services of information, records and documents which have been prepared on behalf of, or have been furnished by, the Fund, or the carrying out by Investor Services of any instructions or requests of the Fund.

  (3) the offer or sale of the Fund's shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Fund that such offers or sales were not permitted under such law, rule or regulation.

  (4) the refusal of the Fund to comply with terms of the agreement, or the Fund's lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Fund under the agreement provided that if the reason for such failure is attributable to any action of the Fund's investment adviser or distributor or any person providing accounting or legal services to the Fund, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Fund.

  See also "Investment Advisory Agreement" in each Statement of Additional Information.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  See "Investment Advisory Services" in each Prospectus and "Investment Advisory Agreement," "Other Agreements," and "Trustees and Officers" in each Statement of Additional Information for information regarding the business of Van Kampen Asset Management (the "Adviser"). For information as to the business, profession, vocation or employment of a substantial nature of each of the directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS.

  (a) The sole principal underwriter is Van Kampen Funds Inc. (the "Distributor") which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1) incorporated by reference herein.

  (b) The Distributor, which is an affiliated person of the Registrant, is the only principal underwriter for the Registrant. The name, principal business address and position and office with the Distributor of each of its directors and officers are disclosed in Exhibit (z)(2). Except as disclosed under the heading "Trustees and Officers" in Part B of this Registration Statement or Exhibit (z)(2), none of such persons has any position or office with the Registrant.

  (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents of the Registrant required by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder to be maintained (i) by the Registrant will be maintained at its offices located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555, or at Van Kampen Investor Services Inc., Harborside Financial Center, Plaza 2, Jersey City, New Jersey 07303-0947, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171; (ii) by the Adviser, will be maintained at its offices, located at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 and (iii) all such accounts, books and other documents required to be maintained by Van Kampen Funds Inc., the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

ITEM 29. MANAGEMENT SERVICES.

  Not applicable.

ITEM 30. UNDERTAKINGS.

  Not applicable.

                                   SIGNATURES


  Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant, VAN KAMPEN EQUITY TRUST, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 21st day of August, 2006.


                                          VAN KAMPEN EQUITY TRUST

                                          By:      /s/ AMY R. DOBERMAN
                                            ------------------------------------
                                              Amy R. Doberman, Vice President


     Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed on August 21, 2006, by the following persons in the capacities indicated.



                   SIGNATURES                                           TITLES
                   ----------                                           ------
Principal Executive Officer:

             /s/ RONALD E. ROBISON*               President and Principal Executive Officer
------------------------------------------------
               Ronald E. Robison

Principal Financial Officer:

              /s/ PHILLIP G. GOFF*                Chief Financial Officer and Treasurer
------------------------------------------------
                Phillip G. Goff

Trustees:

               /s/ DAVID C. ARCH*                 Trustee
------------------------------------------------
                 David C. Arch

              /s/ JERRY D. CHOATE*                Trustee
------------------------------------------------
                Jerry D. Choate

               /s/ ROD DAMMEYER*                  Trustee
------------------------------------------------
                  Rod Dammeyer

            /s/ LINDA HUTTON HEAGY*               Trustee
------------------------------------------------
               Linda Hutton Heagy

             /s/ R. CRAIG KENNEDY*                Trustee
------------------------------------------------
                R. Craig Kennedy

               /s/ HOWARD J KERR*                 Trustee
------------------------------------------------
                 Howard J Kerr

              /s/ JACK E. NELSON*                 Trustee
------------------------------------------------
                 Jack E. Nelson

           /s/ HUGO F. SONNENSCHEIN*              Trustee
------------------------------------------------
              Hugo F. Sonnenschein

              /s/ WAYNE W. WHALEN*                Trustee
------------------------------------------------
                Wayne W. Whalen

            /s/ SUZANNE H. WOOLSEY*               Trustee
------------------------------------------------
               Suzanne H. Woolsey
---------------
            * Signed by Amy R. Doberman pursuant to a power of attorney previously filed.
              /s/ AMY R. DOBERMAN                                                     August 21, 2006
------------------------------------------------
                Amy R. Doberman
                Attorney-in-Fact

                            VAN KAMPEN EQUITY TRUST

       INDEX TO EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 57 TO FORM N-1A

             AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION


   EXHIBIT
     NO.                                  EXHIBIT
--------------                            -------


(i) (2)         Consent of Skadden, Arps, Slate, Meagher & Flom LLP
